UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Municipal Income Fund

National Portfolio

High Income Municipal Portfolio

California Portfolio

New York Portfolio

October 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 15, 2011

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund (the “Portfolios”; individually, the “Portfolio”) for the annual reporting period ended October 31, 2011.

Investment Objective and Policies

The investment objective of the National, California and New York Portfolios is to earn the highest level of current income, exempt from federal income tax, and in the case of the California and New York Portfolios, state taxation of the respective state, that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal or income. Each of the National Portfolio, California Portfolio and New York Portfolio invests principally in high-yielding, predominantly investment-grade municipal securities. The investment objective of the High Income Municipal Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk. The High Income Municipal Portfolio invests principally in high-yielding municipal securities that may be non-investment grade or investment grade.

Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax (“AMT”)

for certain taxpayers. Each of the Portfolios that invest in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

The National, California and New York Portfolios may also invest in forward commitments, zero coupon municipal securities and variable, floating and inverse floating rate municipal securities and derivatives, such as options, futures, forwards and swaps.

The High Income Municipal Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may also invest in tender option bond transactions (“TOBs”); forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities and certain types of mortgage related securities. The Portfolio may invest in derivatives, such as options,

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	1

futures, forwards and swaps. The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The tables on pages 6-9 show performance for each Portfolio compared with its benchmark, the Barclays Capital Municipal Bond Index, for the six- and 12-month periods ended October 31, 2011.

For the 12-month period ended October 31, 2011, Class A shares of the California, New York and High Income Municipal Portfolios underperformed their benchmark, while Class A shares of the National Portfolio outperformed its benchmark, before sales charges. Overall security selection was modestly negative, while yield curve positioning contributed positively for all of the Portfolios.

For the six-month period, Class A shares of the National and High Income Municipal Portfolios outperformed their benchmark, while Class A shares of the California and New York Portfolios underperformed their benchmark, before sales charges. Yield curve positioning was the primary positive contributor, while security selection detracted in the California and New York Portfolios. The Municipal Bond Investment Team (the “Team”) continues to focus buying activity on revenue bonds; this strategy remains a core stance as the Team expects state and local governments to have to grapple with budget and pension fund shortfalls both in the present and in the years ahead.

A more detailed description of the contribution to each Portfolio’s relative performance due to security and sector selection versus its benchmark for the annual reporting period ended October 31, 2011 follows.

National Portfolio – The National Portfolio’s Class A shares outperformed their benchmark for both the six- and 12-month periods, before sales charges. Over both periods, yield curve positioning benefited performance. For the 12-month period, security selection detracted in the education and transportation sectors and contributed in the power sector. During the six-month period, security selection contributed in the health care sector and detracted in the education sector.

High Income Municipal Portfolio – The High Income Municipal Portfolio’s Class A shares underperformed their benchmark for 12-month period, and outperformed for the six-month period, before sales charges. Over both periods, yield curve positioning benefited performance. For the 12-month period, security selection detracted in the education and health care sectors. During the six-month period, security selection contributed in the special tax sector and detracted in the education

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

sector. The Portfolio’s focus on lower-rated bonds benefited income but hurt relative performance since these bonds underperformed more highly rated bonds over both periods.

California Portfolio – The California Portfolio’s Class A shares underperformed their benchmark for both the six- and 12-month periods, before sales charges. Over both periods, yield curve positioning benefited performance. For the 12-month period, security selection detracted in the special tax and transportation sectors, and contributed in the industrial sector. During the six-month period, security selection contributed in the housing sector and detracted in the transportation sector.

New York Portfolio – The New York Portfolio’s Class A shares underperformed their benchmark for both the six- and 12-month periods, before sales charges. Over both periods, yield curve positioning benefited performance. For the 12-month period, security selection detracted in the education and health care sectors, and contributed in the special tax sector. During the six-month period, security selection contributed in the special tax sector and detracted in the health care sector.

Leverage, achieved through the usage of TOBs, detracted from the total return of the High Income Municipal Portfolio, and had no material impact on the total return of the National and California Portfolios for the 12-month period. During the period, leverage increased the overall interest rate sensitivity and interest rates for bonds, other than the highest credit quality bonds, generally rose.

For the six-month period ended October 31, 2011, leverage, achieved through the usage of TOBs, detracted from the performance of the High Income Municipal Portfolio and had no material impact on the performance of the National or California Portfolios. The New York Portfolio did not use leverage during either the six- or 12-month periods.

Interest rate swaps were also used in all four Portfolios for hedging purposes, which had no material impact on performance for the six- or 12-month periods.

Market Review & Investment Strategy

Municipal bond markets drew strength from a very tight supply of issuance and continued improved tax collections, and having risen over the six-month period ended October 31, 2011, as investor panic concerning the perceived risk of defaults sweeping the nation appeared to have subsided. New municipal bond issuance fell sharply in the first nine months of 2011, to the lowest level in a decade. Mayors and governors were reluctant to commit to large capital expenditures while they were slashing their operating budgets. Nevertheless, the need to issue bonds to fund critical capital improvements grew, which points to the likelihood of increased issuance ahead.

The Municipal Bond Investment Team (the “Team”) estimates that

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	3

state tax revenues climbed to approximately 70% of their peak reached in September 2008 after the largest drop ever seen. For fiscal year 2012, revenues were conservatively projected by the states to increase by about 2% on average of a growth rate that the Team expects may be exceeded. State and local tax collections are highly correlated with the rate of economic growth. Uncertainty surrounding the domestic economic outlook due to the deteriorating economic outlook for Europe coupled with the fallout of the European debt crisis worked together during the summer to cloud the outlook for tax collections going forward.

While the change in the tax collections of state and local governments is highly uncertain at the moment, the Team does not envision a rash of defaults should tax collections be less than expected. Most state and local governments made progress this summer in addressing their budget shortfalls going forward. States and municipalities continued to face their most serious fiscal difficulties since the Great Depression, but, in general, substantial progress was made during the summer to balance their budgets, reducing the risk of widespread defaults.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that some insurers may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2011, the Portfolios’ percentages of total investments in insured bonds and in insured bonds that have been prerefunded are as follows:

Portfolio	Insured Bonds*	Prerefunded/ ETM** Bonds
National	35.9%	0.3%
High Income	5.5%	0.0%
California	30.7%	0.4%
New York	29.3%	0.0%

*	Breakdowns expressed as a percentage of total investments.

**	Escrowed to maturity.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The Portfolios generally invest in investment-grade securities as the underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolio was 4.25%. If the Class A annualized returns for the Portfolio and Portfolio returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, its returns would be lower. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Municipal Market Risk: Debt securities issued by state or local governments may be subject to special political, legal, economic and market factors that can have a significant effect on the portfolio’s yield or value.

Interest Rate Risk: As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities.

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

Inflation Risk: Prices for goods and services tend to rise over time, which may erode the purchasing power of investments.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Liquidity Risk: The difficulty of purchasing or selling a security at an advantageous time or price.

Leverage Risk (High Income Municipal Portfolio): Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	5

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2011	NAV Returns
	6 Months	12 Months
Class A	5.69%	3.80%

Class B*	5.44%	3.19%

Class C	5.33%	3.09%

Advisor Class**	5.85%	4.11%

Barclays Capital Municipal Bond Index	5.56%	3.78%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**   Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/01 TO 10/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund National Portfolio Class A shares (from 10/31/01 to 10/31/11) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2011	NAV Returns
	6 Months	12 Months
Class A	8.99%	1.47%

Class C	8.60%	0.76%

Advisor Class*	9.14%	1.77%

Barclays Capital Municipal Bond Index	5.56%	3.78%

*    Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

1/26/10* TO 10/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Income Municipal Portfolio Class A shares (from 1/26/10 to 10/31/11) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Since the Portfolio’s inception on 1/26/10.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	7

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2011	NAV Returns
	6 Months	12 Months
Class A	5.49%	3.47%

Class B*	5.12%	2.75%

Class C	5.02%	2.75%

Advisor Class**	5.65%	3.78%

Barclays Capital Municipal Bond Index	5.56%	3.78%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**   Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/01 TO 10/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund California Portfolio Class A shares (from 10/31/01 to 10/31/11) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2011	NAV Returns
	6 Months	12 Months
Class A	4.77%	3.56%

Class B*	4.41%	2.85%

Class C	4.40%	2.74%

Advisor Class**	4.93%	3.87%

Barclays Capital Municipal Bond Index	5.56%	3.78%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**   Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/01 TO 10/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund New York Portfolio Class A shares (from 10/31/01 to 10/31/11) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	9

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2011
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares
1 Year	3.80%	0.69%	3.50%	5.38%
5 Years	3.95%	3.31%
10 Years	4.42%	4.11%

Class B Shares
1 Year	3.19%	0.21%	2.89%	4.45%
5 Years	3.24%	3.24%
10 Years(a)	3.99%	3.99%

Class C Shares
1 Year	3.09%	2.09%	2.91%	4.48%
5 Years	3.23%	3.23%
10 Years	3.69%	3.69%

Advisor Class Shares†
1 Year	4.11%	4.11%	3.90%	6.00%
Since Inception*	5.84%	5.84%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
				SEC Returns

Class A Shares
1 Year				0.83%
5 Years				3.48%
10 Years				4.18%

Class B Shares
1 Year				0.24%
5 Years				3.41%
10 Years(a)				4.07%

Class C Shares
1 Year				2.22%
5 Years				3.40%
10 Years				3.78%

Advisor Class Shares†
1 Year				4.24%
Since Inception*				6.05%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87%, 1.60%, 1.58% and 0.57% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses (not including interest expenses), to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2011.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class shares is listed above.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2011
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares
1 Year	1.47%	-1.57%	4.93%	7.58%
Since Inception*	7.16%	5.32%

Class C Shares
1 Year	0.76%	-0.19%	4.38%	6.74%
Since Inception*	6.42%	6.42%

Advisor Class Shares†
1 Year	1.77%	1.77%	5.38%	8.28%
Since Inception*	7.48%	7.48%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
				SEC Returns

Class A Shares
1 Year				-0.98%
Since Inception*				5.67%

Class C Shares
1 Year				0.31%
Since Inception*				6.81%

Advisor Class Shares†
1 Year				2.29%
Since Inception*				7.88%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.27%, 2.00%, and 1.12% for Class A, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses (not including interest expenses) to 0.80%, 1.5% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 1/26/2010.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2011.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class shares is listed above.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	11

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2011
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares
1 Year	3.47%	0.35%	3.26%	5.59%
5 Years	3.92%	3.30%
10 Years	4.45%	4.13%

Class B Shares
1 Year	2.75%	-0.22%	2.65%	4.55%
5 Years	3.21%	3.21%
10 Years(a)	4.01%	4.01%

Class C Shares
1 Year	2.75%	1.76%	2.67%	4.58%
5 Years	3.18%	3.18%
10 Years	3.72%	3.72%

Advisor Class Shares†
1 Year	3.78%	3.78%	3.67%	6.29%
Since Inception*	5.74%	5.74%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
				SEC Returns

Class A Shares
1 Year				0.02%
5 Years				3.45%
10 Years				4.24%

Class B Shares
1 Year				-0.57%
5 Years				3.36%
10 Years(a)				4.12%

Class C Shares
1 Year				1.40%
5 Years				3.34%
10 Years				3.82%

Advisor Class Shares†
1 Year				3.41%
Since Inception*				5.90%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.84%, 1.56%, 1.55% and 0.54% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2011.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class shares is listed above.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2011
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares
1 Year	3.56%	0.45%	2.78%	4.70%
5 Years	4.09%	3.46%
10 Years	4.57%	4.25%

Class B Shares
1 Year	2.85%	-0.13%	2.16%	3.65%
5 Years	3.38%	3.38%
10 Years(a)	4.12%	4.12%

Class C Shares
1 Year	2.74%	1.75%	2.17%	3.67%
5 Years	3.37%	3.37%
10 Years	3.83%	3.83%

Advisor Class Shares†
1 Year	3.87%	3.87%	3.17%	5.36%
Since Inception*	5.57%	5.57%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
				SEC Returns

Class A Shares
1 Year				0.48%
5 Years				3.67%
10 Years				4.40%

Class B Shares
1 Year				-0.13%
5 Years				3.59%
10 Years(a)				4.27%

Class C Shares
1 Year				1.95%
5 Years				3.60%
10 Years				3.98%

Advisor Class Shares†
1 Year				3.88%
Since Inception*				5.85%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.86%, 1.58%, 1.56% and 0.55% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2011.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class shares is listed above.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	13

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio
National Portfolio
Class A
Actual	$1,000	$1,056.90	$3.94	0.76%
Hypothetical**	$1,000	$1,021.37	$3.87	0.76%
Class B
Actual	$1,000	$1,054.40	$7.51	1.46%
Hypothetical**	$1,000	$1,017.90	$7.38	1.46%
Class C
Actual	$1,000	$1,053.30	$7.50	1.46%
Hypothetical**	$1,000	$1,017.90	$7.38	1.46%
Advisor Class
Actual	$1,000	$1,058.50	$2.39	0.46%
Hypothetical**	$1,000	$1,022.89	$2.35	0.46%

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio
New York Portfolio
Class A
Actual	$1,000	$1,047.70	$3.87	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class B
Actual	$1,000	$1,044.10	$7.42	1.45%
Hypothetical**	$1,000	$1,017.95	$7.32	1.45%
Class C
Actual	$1,000	$1,044.00	$7.42	1.45%
Hypothetical**	$1,000	$1,017.95	$7.32	1.45%
Advisor Class
Actual	$1,000	$1,049.30	$2.32	0.45%
Hypothetical**	$1,000	$1,022.94	$2.29	0.45%
California Portfolio
Class A
Actual	$1,000	$1,054.90	$3.88	0.76%
Hypothetical**	$1,000	$1,021.42	$3.82	0.76%
Class B
Actual	$1,000	$1,051.20	$7.50	1.46%
Hypothetical**	$1,000	$1,017.90	$7.38	1.46%
Class C
Actual	$1,000	$1,050.20	$7.49	1.46%
Hypothetical**	$1,000	$1,017.90	$7.38	1.46%
Advisor Class
Actual	$1,000	$1,056.50	$2.33	0.46%
Hypothetical**	$1,000	$1,022.94	$2.29	0.46%
High Income Municipal Portfolio
Class A
Actual	$1,000	$1,089.90	$5.11	.92%
Hypothetical**	$1,000	$1,020.32	$4.94	.92%
Class C
Actual	$1,000	$1,086.00	$8.73	1.62%
Hypothetical**	$1,000	$1,016.84	$8.44	1.62%
Advisor Class
Actual	$1,000	$1,091.40	$3.48	0.62%
Hypothetical**	$1,000	$1,021.88	$3.36	0.62%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	15

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2011 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of October 31, 2011. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. Each Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2011 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of October 31, 2011. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	17

Portfolio Summary

NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2011

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.9%
Long-Term Municipal Bonds – 97.9%
Alabama – 2.2%
Birmingham AL Wtrwks Brd 5.00%, 1/01/31	$10,000	$10,486,200
Jefferson Cnty AL LT Sch Wts Series 04A 5.25%, 1/01/18-1/01/23	3,900	3,740,922
AGM Series 2004 5.50%, 1/01/21	1,000	988,600
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Pre-refunded/ETM)	375	387,465
FGIC Series 02B 5.00%, 2/01/41 (Pre-refunded/ETM)	625	646,488
Univ of Alabama at Birmingham Hosp Series 08A 5.75%, 9/01/22	3,000	3,303,270

		19,552,945

Arizona – 2.6%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.14%, 2/01/42(a)	3,850	3,563,175
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	1,240	1,054,744
Estrella Mtn CFD AZ Desert Vlg 7.375%, 7/01/27	2,316	2,333,393
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC Series 04 5.00%, 7/01/23	1,750	1,893,413
Pima Cnty AZ IDA (American Charter Sch Fdntn) Series 2007A 5.50%, 7/01/26	4,245	3,854,630
5.625%, 7/01/38	1,760	1,417,944
Pima Cnty AZ IDA (Horizon Learning Ctr) Series 05 5.125%, 6/01/20	3,310	3,117,821
Queen Creek AZ ID #1 5.00%, 1/01/26	1,900	1,900,057
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/23	3,685	3,701,214
Sundance AZ CFD #1 Series 02 7.75%, 7/01/22	407	406,060

		23,242,451

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 8.6%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	$6,390	$7,273,481
California GO 5.00%, 11/01/32	10,000	10,134,300
5.25%, 4/01/30	15	15,069
AMBAC 5.00%, 4/01/27	3,705	3,733,528
AGM Series 03 5.00%, 2/01/29	1,445	1,484,261
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	1,715	1,882,333
Series 2008A 5.375%, 8/15/20	510	558,562
5.50%, 8/15/23	80	86,176
Chula Vista CA IDR (San Diego Gas & Elec Co.) Series 96A 5.30%, 7/01/21	4,000	4,256,400
Long Beach CA Bond Fin Auth (Aquarium of The Pacific) AMBAC Series 2001 5.00%, 11/01/26	1,975	1,932,202
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	9,260	10,012,560
Los Angeles CA Harbor Dept Series 2009C 5.25%, 8/01/24	17,205	19,467,802
Manteca CA USD GO NPFGC Series 01 Zero Coupon, 9/01/31	11,910	2,909,017
Ontario CA Redev Fin Auth NPFGC Series 93 5.80%, 8/01/23 (Pre-refunded/ETM)	1,000	1,158,790
San Bernardino Cnty CA COP Series 2009 5.25%, 8/01/26	1,910	1,946,347
San Diego Cnty CA Wtr Auth AGM Series 08A 5.00%, 5/01/25	3,000	3,275,790
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2010A 4.90%, 5/01/29	2,800	2,872,604

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	19

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tejon Ranch CA Pub Fac Fin CFD #2008-1 Series 2010A 7.375%, 9/01/40	$2,820	$2,873,326

		75,872,548

Colorado – 3.2%
Colorado Edl & Cultural Facs Auth (Knowledge Quest Charter Sch) Series 05 6.50%, 5/01/36	470	406,879
Colorado HFA SFMR (Colorado HFA) Series 99A-2 6.45%, 4/01/30	315	325,763
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.25%, 6/01/19-6/01/23	2,200	2,337,440
Colorado Hlth Fac Auth (Parkview Medical Center) Series 04 5.00%, 9/01/25	690	689,269
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/24-12/01/25	9,175	9,656,503
E-470 Pub Hwy Auth CO 5.25%, 9/01/25	2,900	2,824,716
5.375%, 9/01/26	3,600	3,525,912
Park Creek Met Dist CO Series 05 5.50%, 12/01/30	1,900	1,875,623
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(b)(c)	3,122	1,092,700
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	2,400	2,425,656
Three Springs Metro District #3 CO Series 2010 7.75%, 12/01/39	1,950	1,919,151
Todd Creek Farms Met Dist #1 CO 6.125%, 12/01/22(b)(c)	1,210	544,500
Series 04 6.125%, 12/01/19(b)	820	369,000

		27,993,112

District of Columbia – 2.5%
District of Columbia (Catholic Univ of America) 5.00%, 10/01/34	700	714,728

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia (Friendship Pub Charter Sch) ACA 5.00%, 6/01/26	$1,000	$855,790
District of Columbia Tax Incr 5.25%, 12/01/26	9,600	10,924,992
District of Columbia Wtr & Swr Auth AGC Series 2008A 5.00%, 10/01/23	4,125	4,590,094
Washington DC Conv Ctr Ded Tax AMBAC 5.00%, 10/01/23	5,000	5,204,950

		22,290,554

Florida – 8.8%
Beacon Tradeport CDD FL Series 02B 7.25%, 5/01/33	1,005	1,008,839
Bonnet Creek Resort CDD FL Series 02 7.25%, 5/01/18	4,000	3,943,280
Capital Trust Agy FL (Cargo Acquisition Group) Series 02 6.25%, 1/01/19	455	425,061
Series 03 5.75%, 1/01/32	2,000	1,588,220
Collier Cnty FL IDA (Allete) Series 96 6.50%, 10/01/25	705	707,439
Crossings at Fleming Is CDD FL Series 00C 7.05%, 5/01/15	980	925,296
7.10%, 5/01/30	2,240	2,060,173
Dade Cnty FL HFA MFHR (Golden Lakes Apts) Series 97A 6.00%, 11/01/32	250	235,083
6.05%, 11/01/39	750	700,350
Florida HFC MFHR (Sable Chase Apts) AGM Series 00 6.00%, 5/01/40	3,580	3,601,552
Florida HFC MFHR (Spring Harbor Apts) Series 99C-1 5.90%, 8/01/39	2,205	2,134,660
Florida HFC MFHR (Waverly Apts) AGM Series 00C-1 6.50%, 7/01/40	2,790	2,811,037

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	21

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hollywood FL Cmnty Redev Agy (Beach CRA) XLCA 5.00%, 3/01/24	$5,000	$5,020,550
Jacksonville FL EDC (Mayo Clinic Jacksonville) Series 01C 5.50%, 11/15/36	6,750	6,822,495
Jacksonville FL Excise Tax AMBAC Series 02B 5.00%, 10/01/26	3,925	4,008,485
Marshall Creek CDD FL Series 02A 6.625%, 5/01/32	2,450	2,126,478
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) Series 01A 6.80%, 11/15/31	5,100	5,127,489
Miami-Dade Cnty FL Ed Fac Auth (Univ of Miami FL) Series 08A 5.20%, 4/01/24	2,500	2,605,750
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	5,160	5,126,150
Northern Palm Beach Cnty FL ID #27-B Series 02 6.40%, 8/01/32	1,020	1,011,779
Orange Cnty FL HFA MFHR (Loma Vista Apts) Series 99G 5.50%, 3/01/32	2,000	1,796,100
Orlando FL Spl Assmt Conroy Rd Series 98A 5.80%, 5/01/26	3,120	3,060,127
Palm Beach Cnty FL (Sinai Residences of Boca Raton) 2.00%, 6/01/16	2,500	2,501,550
Pasco Cnty FL HFA MFHR (Pasco Woods Apts) Series 99A 5.90%, 8/01/39	3,620	3,528,052
Pier Park CDD FL Series 02-1 7.15%, 5/01/34	3,140	3,011,574
Preserve at Wilderness CDD FL Series 02A 7.10%, 5/01/33	1,345	1,347,246

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tampa FL (Univ of Tampa FL) RADIAN Series 02 5.625%, 4/01/32	$3,175	$3,181,001
Tara CDD FL Series 00A 7.15%, 5/01/31	1,625	1,627,226
Village Ctr CDD FL NPFGC 5.125%, 10/01/28	1,000	962,200
West Palm Beach Cmnty Redev Agy 5.00%, 3/01/25-3/01/29	4,620	4,688,703

		77,693,945

Guam – 0.1%
Guam COP Series 2010A 6.875%, 12/01/40	515	520,670

Illinois – 8.0%
Chicago IL Brd of Ed GO AGM Series 07 5.00%, 12/01/24	15,000	15,629,100
Chicago IL GO AGM Series 2010 3682 5.00%, 1/01/29(d)	7,000	7,097,860
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) XLCA Series 03B-1 5.25%, 1/01/34	5,100	5,145,186
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	4,820	4,879,334
Chicago IL SA Lakeshore East Series 03 6.75%, 12/01/32	1,749	1,800,561
Chicago IL Sales Tax AGM Series 05 5.00%, 1/01/25	6,905	7,085,566
Chicago IL Tax Increment (Diversey/Narragansett Proj) 7.46%, 2/15/26	2,505	2,505,927
Gilberts IL SSA #1 Series 03 6.00%, 3/01/28	2,353	2,080,005
Hampshire IL SSA 5.80%, 3/01/26(b)	2,281	1,655,595

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	23

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	$2,250	$2,264,243
Illinois Finance Auth (Illinois Institute of Technology) Series 06A 5.00%, 4/01/31	750	568,590
Illinois Finance Auth (Park Place of Elmhurst) Series 2010A 8.25%, 5/15/45	2,225	2,243,801
Illinois Sports Fac Auth Spl Tax AMBAC Series 01 5.50%, 6/15/30	7,000	7,369,530
Manhattan SSA #2004-1 IL Series 05 5.875%, 3/01/28	2,227	2,062,670
Matteson IL GO 8.00%, 12/01/29(e)	3,350	2,708,307
Metro Pier & Expo Auth IL Spl Tax NPFGC Series 02A 5.25%, 6/15/42	3,500	3,502,485
Railsplitter Tobacco Settlement Auth IL 6.00%, 6/01/28	2,320	2,408,856

		71,007,616

Indiana – 0.5%
Hendricks Cnty IN GO 5.50%, 7/15/23	1,165	1,204,156
Indianapolis IN Loc Bond Bank (Marion Cnty IN Cap Impt Brd) Series 2011K 5.00%, 6/01/27	3,200	3,300,640

		4,504,796

Iowa – 0.0%
Coralville IA BANS Series 07C 5.00%, 6/01/18	240	260,117

Kansas – 0.1%
Lenexa KS Hlth Care Fac (Lakeview Village, Inc.) 5.25%, 5/15/22	1,260	1,136,722

Louisiana – 3.0%
Lafayette LA Communications XLCA 5.25%, 11/01/20-11/01/23	8,765	9,437,669

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	$1,130	$1,179,132
Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	610	555,631
Louisiana Loc Govt Envrn Fac & CDA (Jefferson Parish LA) Series 2009A 5.00%, 4/01/26	715	757,621
New Orleans LA GO RADIAN 5.00%, 12/01/18-12/01/19	4,140	4,507,324
NPFGC Series 05 5.00%, 12/01/29	3,990	4,002,968
5.25%, 12/01/21	4,495	4,711,209
RADIAN Series A 5.00%, 12/01/22	1,060	1,111,993

		26,263,547

Maryland – 0.8%
Anne Arundel Cnty MD Spl Oblig (National Business Park North) 6.10%, 7/01/40	885	881,584
Maryland CDA SFMR (Maryland CDA) Series 00A 6.10%, 7/01/38	6,285	6,288,708

		7,170,292

Massachusetts – 2.8%
Massachusetts Dev Fin Agy (Emerson College) Series A 5.50%, 1/01/30	4,750	5,091,240
Massachusetts Dev Fin Agy (Seven Hills Foundation) RADIAN Series 99 5.15%, 9/01/28	6,035	5,286,660
Massachusetts Hlth & Ed Facs Auth (Berkshire Health Sys) RADIAN Series 01E 5.70%, 10/01/25	5,800	5,806,902
Massachusetts Hlth & Ed Facs Auth (Cape Cod Healthcare) RADIAN Series 01C 5.25%, 11/15/31	1,600	1,486,848

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	25

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) NPFGC Series 08 5.375%, 2/01/26	$1,250	$1,304,800
Massachusetts Hlth & Ed Facs Auth (Mass Eye & Ear Infirmary) Series 2010C 5.375%, 7/01/35	2,245	2,190,536
Massachusetts Port Auth (Delta Airlines, Inc.) AMBAC Series 2001A 5.50%, 1/01/19	4,000	3,562,440

		24,729,426

Michigan – 2.0%
Detroit MI Wtr Supply Sys AGM Series 2006A 5.00%, 7/01/24	9,980	10,309,939
Michigan HDA MFHR (Michigan HDA) AMBAC Series 97A 6.10%, 10/01/33	235	235,082
Plymouth MI Ed Ctr Charter Sch Series 05 5.375%, 11/01/30	2,000	1,670,560
Wayne State Univ MI Series 2009 5.00%, 11/15/29	5,215	5,406,860

		17,622,441

Minnesota – 0.8%
Maple Grove MN Hlth Care Sys (Maple Grove Hospital) 5.00%, 5/01/22	1,350	1,372,680
Minneapolis MN Common Bond Fd 6.00%, 12/01/40	3,000	3,212,100
Shakopee MN Hlthcare Fac (St Francis Reg Medical Ctr) Series 04 5.10%, 9/01/25	2,700	2,715,336

		7,300,116

Mississippi – 1.8%
Mississippi Dev Bank (Mississippi Lease Dept of Corrections) 5.25%, 8/01/27	15,000	16,210,200

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Missouri – 2.3%
Kansas City MO IDA Arpt (Cargo Acquisition Group) Series 02 6.25%, 1/01/30	$1,930	$1,643,434
Kansas City MO Spl Oblig (Kansas City MO Lease – Dntn Arena) Series 08C 5.00%, 4/01/28	14,000	14,776,300
Missouri Dev Finance Brd (Crackerneck Creek MO Tax Alloc) Series 05C 5.00%, 3/01/26	1,000	1,015,950
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	1,880	1,754,303
Riverside MO IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	650	654,342

		19,844,329

Nevada – 6.9%
Carson City NV Hosp (Carson Tahoe Hospital) RADIAN Series 03A 5.125%, 9/01/29	4,800	4,467,792
Clark Cnty NV Airport PFC (McCarran Airport) 5.25%, 7/01/18	9,090	10,316,150
Clark Cnty NV GO AMBAC Series 2006 5.00%, 11/01/23	13,250	14,103,432
Clark Cnty NV SD GO NPFGC-RE 5.00%, 6/15/22	5,720	6,121,830
Las Vegas NV Wtr Dist NPFGC-RE Series 05 5.00%, 6/01/27	5,000	5,222,650
Nevada GO NPFGC-RE Series 2007B 5.00%, 12/01/25	5,800	6,223,168
Nevada Sys Hgr Ed (Univ of Nevada) AMBAC Series 2005B 5.00%, 7/01/26	6,715	6,969,700
AMBAC Series B 5.00%, 7/01/25	6,985	7,279,837

		60,704,559

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	27

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Hampshire – 0.5%
New Hampshire Hlth & Ed Fac Auth (Covenant Health Sys) Series 04 5.375%, 7/01/24	$1,680	$1,709,618
New Hampshire Hlth & Ed Fac Auth (Dartmouth Hitchcock Oblig Grp) AGM Series 02 5.50%, 8/01/27	2,250	2,297,700

		4,007,318

New Jersey – 1.1%
Morris-Union NJ Jt Comm COP RADIAN Series 04 5.00%, 5/01/27	3,675	3,459,461
New Jersey EDA (New Jersey Lease Sch Fac) Series 05 5.25%, 3/01/25	6,200	6,618,128

		10,077,589

New Mexico – 1.5%
Clayton NM Jail Proj CIFG NA 5.00%, 11/01/25-11/01/27	13,095	12,949,102

New York – 4.1%
Erie Cnty NY IDA (Buffalo NY SD GO) AGM Series 04 5.75%, 5/01/25-5/01/26	5,100	5,409,770
New York NY GO 5.125%, 12/01/27(d)	1,000	1,081,990
5.25%, 9/01/23	5,000	5,663,300
Series 04G 5.00%, 12/01/23	895	969,724
Series 2003A 5.50%, 8/01/21 (Pre-refunded/ETM)	625	680,350
5.50%, 8/01/21	4,375	4,690,831
Series 2007 5.00%, 1/01/23	1,000	1,106,010
New York NY IDA (Lycee Francais) Series 02C 6.80%, 6/01/28	2,500	2,584,625
New York St Dormitory Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	1,760	1,857,715

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St HFA (New York St Pers Income Tax) NPFGC-RE Series 05A 5.00%, 9/15/25	$1,200	$1,300,296
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(b)(c)	1,188	12
Triborough Brdg & Tunl Auth NY 5.00%, 1/01/28	10,000	11,083,300

		36,427,923

North Carolina – 0.4%
Iredell Cnty NC COP (Iredell Cnty Sch Proj) AGM Series 08 5.25%, 6/01/22	920	1,035,110
North Carolina Eastern Mun Pwr Agy AMBAC Series 05A 5.25%, 1/01/20	1,000	1,095,150
North Carolina Med Care Comm (Pennybyrn At Maryfield) 6.00%, 10/01/23	1,895	1,672,167

		3,802,427

North Dakota – 0.2%
Ward Cnty ND Hlth Care Fac (Trinity Health) Series 2006 5.125%, 7/01/18-7/01/20	2,065	2,126,451

Ohio – 3.0%
Cleveland OH Inc Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	5,500	6,050,990
Cleveland OH Pub Pwr Sys NPFGC-RE Series 06A 5.00%, 11/15/18	2,835	3,099,420
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	8,400	8,479,380
Hamilton Cnty OH Sales Tax AMBAC Series B 5.25%, 12/01/32	1,440	1,445,717
Toledo-Lucas Cnty OH Port Auth (CSX Corp., Inc.) Series 92 6.45%, 12/15/21	6,730	7,780,822

		26,856,329

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	29

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oregon – 0.9%
Forest Grove OR (Pacific Univ) RADIAN Series 05A 5.00%, 5/01/28	$2,995	$2,884,245
Oregon Hsg & Cmnty Svc SFMR (Oregon Hsg & Cmnty Svc) Series 02B 5.45%, 7/01/32	1,470	1,470,176
Tri-County Met Trnsp Dist OR Grant Prog Series 2011A 5.00%, 10/01/27	3,000	3,240,840

		7,595,261

Pennsylvania – 2.9%
Allegheny Cnty PA Hgr Ed Auth (Carnegie Mellon University) Series 02 5.50%, 3/01/28	5,665	5,700,916
Montgomery Cnty PA Hgr Ed Fac (Abington Memorial Hosp) Series 02A 5.125%, 6/01/32	2,000	2,049,720
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.25%, 8/01/33	4,735	4,964,600
Pennsylvania IDA (Pennsylvania SRF) Series 08A 5.50%, 7/01/23	3,940	4,350,194
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24(b)	1,030	853,602
Pittsburgh & Allegheny PA Sports & Exhibition Auth (Pittsburgh-Allegheny Cnty PA Sales Tax) AGM 5.00%, 2/01/31	6,925	7,228,523
Susquehanna PA Arpt Fac (Aero Harrisburg LLC) Series 99 5.50%, 1/01/24	460	358,634

		25,506,189

Puerto Rico – 2.3%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/25	7,090	7,431,171

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico GO 5.25%, 7/01/23	$1,700	$1,740,766
Series 01A 5.50%, 7/01/19	1,000	1,077,560
Series 03A 5.25%, 7/01/23	500	504,550
Series 04A 5.25%, 7/01/19	2,880	2,962,541
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	535,520
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	1,065	1,108,856
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19-6/01/20	4,460	4,558,125

		19,919,089

Rhode Island – 0.6%
Rhode Island EDC (Providence Place Mall) RADIAN Series 00 6.125%, 7/01/20	5,055	4,943,487

South Carolina – 0.9%
Dorchester Cnty SC SD #2 Lease AGC 5.00%, 12/01/29	400	409,156
Series 06 5.00%, 12/01/30	1,500	1,530,930
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) AGC Series 05 5.00%, 12/01/27	6,225	6,374,462

		8,314,548

Tennessee – 0.3%
Sullivan Cnty TN Hlth & Hfb (Wellmont Hlth Sys Proj) Series 06C 5.00%, 9/01/22	1,990	2,028,307
5.25%, 9/01/26	275	279,428

		2,307,735

Texas – 12.2%
Alvin TX ISD GO Series 2004B 5.00%, 2/15/28	1,290	1,421,232

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	31

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Bexar Cnty TX Hlth Fac Dev (Army Retirement Residence) 5.00%, 7/01/27	$475	$452,162
Camino Real Regl Mob Auth TX 5.00%, 2/15/21-2/15/22	4,270	4,270,423
Series 2008 5.00%, 8/15/21	1,790	1,790,215
Corpus Christi TX Gen Arpt AGM Series 00B 5.375%, 2/15/30	7,100	7,114,697
Dallas Fort Worth TX Intl Arpt NPFGC-RE Series 01 5.50%, 11/01/35	10,910	10,911,200
Ector Cnty TX ISD GO 5.25%, 8/15/27	160	168,339
El Paso Cnty TX Hosp Dist GO AGC Series 2008A 5.00%, 8/15/23	5,000	5,622,500
Garza Cnty Pub Fac Corp. (Garza Cnty TX Lease Corr Fac) 5.50%, 10/01/19	535	537,381
Grapevine TX Arpt Fac (Cargo Acquisition Group) 6.50%, 1/01/24	930	840,050
Guad Blanco River Auth TX NPFGC Series 04A 5.00%, 8/15/24	1,895	1,911,411
Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) 5.25%, 7/01/28	5,700	5,355,948
Hidalgo Cnty TX Hlth Fac Svcs (Mission Hospital, Inc.) Series 05 5.00%, 8/15/14-8/15/19	730	750,504
Houston TX IDC (Cargo Acquisition Group) Series 02 6.375%, 1/01/23	2,990	2,698,565
Magnolia TX ISD GO 5.00%, 8/15/20	6,165	6,997,028
North Texas Hgr Ed Auth (United Regl Hlth Care Sys) AGM Series 07 5.00%, 9/01/24	1,000	1,044,070
San Antonio TX Elec & Gas 5.00%, 2/01/25 (Pre-refunded/ETM)	65	73,435
5.00%, 2/01/25	2,435	2,655,270

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 08 5.00%, 2/01/26	$6,830	$7,569,484
Series 2009A 5.25%, 2/01/24	3,260	3,750,304
San Antonio TX GO Series 02 5.00%, 2/01/22-2/01/23	4,545	4,583,646
Seguin Hgr Ed Fac Corp. TX (Texas Lutheran Univ) Series 04 5.25%, 9/01/28	1,000	993,300
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.50%, 11/15/22	2,210	2,135,523
Tarrant Cnty TX Cult Ed Fac Fin Corp. (MRC Crestview Proj) 8.125%, 11/15/44	2,150	2,170,511
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Stayton at Museum Way) 8.00%, 11/15/28	2,000	2,043,740
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	9,040	9,731,108
Texas Private Acvty Bond Srfc Trnsp Corp. (Nte Mobility Partners LLC Project) 6.875%, 12/31/39	2,280	2,432,760
Texas Turnpike Auth (Central Texas Turnpike) AMBAC Series 02A 5.50%, 8/15/39	9,500	9,509,215
Tyler TX Hlth Fac Dev Corp. (Mother Frances Hosp Reg Hlth) 5.25%, 7/01/26	2,000	2,008,600
Wichita TX ISD GO Series 2007 5.00%, 2/01/27	6,000	6,553,680

		108,096,301

Utah – 0.1%
Timber Lakes UT Wtr Spl Svc Dist 8.125%, 6/15/31	840	854,146

Virginia – 0.0%
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	378	378,919

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	33

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 7.9%
Clark Cnty WA PUD #1 5.00%, 1/01/23	$12,635	$13,773,034
Energy Northwest WA (Bonneville Power Admin) AMBAC 5.00%, 7/01/21	11,470	12,178,158
Series 2006 5.00%, 7/01/24	4,055	4,401,500
FYI Properties (Washington St Lease Dept Info Svc Proj) 5.25%, 6/01/26	4,000	4,337,560
Series 2009 5.00%, 6/01/27	615	650,313
King Cnty WA SD #414 GO NPFGC 5.00%, 12/01/24	4,500	4,945,320
Tacoma WA Refuse Util XLCA Series 06 5.00%, 12/01/18	3,615	3,953,111
Washington St GO 5.00%, 7/01/24(d)	9,000	10,415,610
AMBAC 5.00%, 1/01/24	5,000	5,433,150
NPFGC-RE 5.00%, 1/01/27	6,380	6,925,235
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	3,490	2,458,610

		69,471,601

West Virginia – 0.9%
Fairmont WV St College NPFGC-RE Series 02A 5.375%, 6/01/27	2,500	2,543,075
West Virginia EDA (West Virginia Lottery) Series 2010A 5.00%, 6/15/35	5,000	5,223,900

		7,766,975

Wisconsin – 1.1%
Milwaukee WI (Cargo Acquisition Group) Series 02 6.50%, 1/01/25	1,930	1,734,356
Oneida Tribe of Indians WS Retail Sales 6.50%, 2/01/31(f)	2,465	2,634,124

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin Hlth & Ed Fac Auth (Wheaton Franciscan Hlthcare Sys) 5.25%, 8/15/20	$5,000	$5,094,750

		9,463,230

Total Long-Term Municipal Bonds (cost $850,099,890)		864,785,006

	Shares
SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(g) (cost $6,388,080)	6,388,080	6,388,080

Total Investments – 98.6% (cost $856,487,970)		871,173,086
Other assets less liabilities – 1.4%		12,637,543

Net Assets – 100.0%		$883,810,629

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$4,745	2/12/12	SIFMA	*	3.548%		$79,401
Merrill Lynch	6,300	10/21/16	SIFMA	*	4.129%		941,361
Merrill Lynch	2,500	7/30/26	4.090%		SIFMA	*	(572,850)
Merrill Lynch	2,500	11/15/26	4.378%		SIFMA	*	(696,698)

							$(248,786)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest rate was in effect at October 31, 2011.

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

(d)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Portfolio (see Note I).

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the market value of this security amounted to $2,634,124 or 0.3% of net assets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	35

National Portfolio—Portfolio of Investments

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2011, the Fund held 35.4% of net assets in insured bonds (of this amount 0.7% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAN – Bond Anticipation Note

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

CIFG NA – CIFG Assurance North America Inc.

COP – Certificate of Participation

CRA – Community Redevelopment Agency

EDA – Economic Development Agency

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HDA – Housing Development Authority

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

ID – Improvement District

IDA – Industrial Development Authority/Agency

IDC – Industrial Development Corporation

IDR – Industrial Development Revenue Bond

ISD – Independent School District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PFC – Passenger Facility Charge

PUD – Public Utility District

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SRF – State Revolving Fund

SSA – Special Services Area

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

HIGH INCOME MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2011

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 109.2%
Long-Term Municipal Bonds – 109.2%
Alabama – 1.6%
Phenix City AL IDB (Meadwestvaco Corp.) Series 2002A 6.35%, 5/15/35	$4,300	$4,258,419
Selma AL IDB (International Paper Co.) Series 2010A 5.80%, 5/01/34	4,615	4,723,637

		8,982,056

Alaska – 0.8%
Koyukuk AK Hlth Care Fac (Tanana Chiefs Conference) 7.75%, 10/01/41	4,550	4,594,909

Arizona – 4.5%
Downtown Phoenix Hotel Corp. AZ FGIC Series 2005A 5.00%, 7/01/40	6,930	5,393,481
Mohave Cnty AZ IDA (Mohave Correctional Fac Prog) 8.00%, 5/01/25	4,900	5,472,075
Pima Cnty AZ IDA (American Charter Sch Fdntn) Series 2007A 5.50%, 7/01/26	2,105	1,911,424
5.625%, 7/01/38	3,825	3,081,611
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	10,240	9,246,720

		25,105,311

California – 16.5%
Assn Bay Area Govt CA Non-Prof (Episcopal Senior Communities) 6.125%, 7/01/41	2,400	2,391,624
Bay Area Toll Authority CA Series 2006F 5.00%, 4/01/25(a)	7,570	8,087,637
California Dept Wtr Res Pwr 5.00%, 5/01/16	5,500	6,318,125
California Ed Fac Auth (California Clg of Arts) 5.00%, 6/01/30	1,140	1,016,812

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	37

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Mun Fin Auth (Azusa Pacific University) Series 2011B 7.75%, 4/01/31	$3,600	$3,855,240
California Poll Cntl Fin Auth (Waste Management, Inc.) 5.125%, 7/01/31	2,250	2,379,082
California Pub Wks Brd (California Pub Wks Brd Lease) Series 2011A 5.00%, 10/01/17	6,490	7,199,292
California Statewide CDA (Amino Inglewood CA High Sch) Series 2011A 7.25%, 8/01/41	2,000	2,026,140
California Statewide CDA (Rocketship Four-Mosiac Elementary) Series 2011A 8.50%, 12/01/41	4,000	4,037,200
California Statewide CDA (Rocklin Academy) Series 2011A 8.25%, 6/01/41	4,050	4,102,933
California Statewide CDA (Thomas Jefferson Sch Law) Series 2008A 7.25%, 10/01/38(b)	4,650	4,707,334
Chino CA CFD #2009-1 6.75%, 9/01/40	1,000	1,006,470
Compton CA CRA (Compton CA Tax Alloc) Series 2010A 5.50%, 8/01/30	2,635	2,456,795
Series 2010B 5.00%, 8/01/25	1,420	1,318,356
Golden St Tobacco Sec CA (Golden St Tob Securitization) Series 2007A-1 5.125%, 6/01/47	7,890	5,112,799
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010B 5.00%, 5/15/31	7,230	7,509,656
Los Angeles CA Regl Arpts Impt Corp. (American Airlines, Inc.) Series 2002C 7.50%, 12/01/24	4,625	4,294,821

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA USD GO Series 2010 KRY 5.25%, 7/01/25(a)	$1,000	$1,140,160
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) Series 2010 6.00%, 3/01/36	450	459,707
Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas) Series 2010A 6.00%, 9/01/30	1,235	1,187,774
San Buenaventura CA Hosp (Community Memorial Hlth System) 7.50%, 12/01/41	4,500	4,595,175
San Francisco City/Cnty CA COP Series 2009A 5.00%, 4/01/29	3,115	3,212,095
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.25%, 7/01/27(a)	9,960	11,135,280
Tejon Ranch CA Pub Fac Fin CFD #2008-1 Series 2010A 7.375%, 9/01/40	2,000	2,037,820

		91,588,327

Colorado – 5.1%
Colorado Hlth Fac Auth (American Baptist Homes of The Midwest) Series 2009A 7.75%, 8/01/39	965	996,507
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.00%, 11/15/15	2,500	2,764,675
Series 2011B 5.00%, 11/15/17	8,020	8,908,456
E-470 Pub Hwy Auth CO 5.25%, 9/01/25	600	584,424
5.375%, 9/01/26	3,800	3,721,796
Fitzsimons Vlg Met Dist #1 CO Series 2010A 7.50%, 3/01/40	1,500	1,508,970
Park Creek Met Dist CO 5.50%, 12/01/37	2,300	2,175,248
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	5,100	5,154,519

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	39

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Three Springs Metro District #3 CO Series 2010 7.75%, 12/01/39	$2,550	$2,509,659

		28,324,254

District of Columbia – 1.1%
District of Columbia (Center for Strategic and Intl Studies DC) 6.625%, 3/01/41	1,850	1,902,225
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	4,205	4,418,278

		6,320,503

Florida – 8.0%
Alachua Cnty FL Hlth Fac Auth (Terraces at Bonita Springs) 8.125%, 11/15/46(c)	5,000	4,945,400
Capital Trust Agency FL (Million Air One) 7.75%, 1/01/41	4,500	4,608,765
Citizens Ppty Ins Corp. FL AGM 5.00%, 6/01/15	6,105	6,593,705
Lee Cnty FL IDA (Shell Point/Alliance Oblig Group) 5.00%, 11/15/22-11/15/32	2,600	2,303,370
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2011A 5.00%, 10/01/27	5,000	5,015,000
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 5.375%, 11/15/28	1,130	1,055,262
6.75%, 11/15/21	3,180	3,322,019
Mid-Bay Brdg Auth FL Series 2011A 7.25%, 10/01/40	4,000	4,207,400
Palm Beach Cnty FL (Sinai Residences of Boca Raton) 2.00%, 6/01/16	2,450	2,451,519
Palm Beach Cnty FL Hlth Fac Auth (Waterford Retirement Communities) 5.875%, 11/15/37	4,250	4,296,027
St. John’s Cnty FL IDA (Presbyterian Retirement Svc) Series 2010A 5.875%, 8/01/40	4,000	4,011,760

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Volusia Cnty FL Ed Fac Auth (Embry-Riddle Aeronautical Univ) RADIAN Series 2005 5.00%, 10/15/35	$1,840	$1,641,961

		44,452,188

Georgia – 1.5%
Appling Cnty Dev Auth GA (Oglethorpe Power Corp.) 2.50%, 1/01/38	2,000	2,028,300
De Kalb Cnty GA Hosp Auth (De Kalb Medical Center) 6.125%, 9/01/40	6,100	6,171,858

		8,200,158

Guam – 0.2%
Guam COP Series 2010A 6.875%, 12/01/40	910	920,019

Idaho – 0.7%
Idaho Hsg & Fin Assn (Battelle Energy Alliance LLC TDF Proj) Series 2010A 7.00%, 2/01/36	4,000	4,070,120

Illinois – 9.0%
Chicago IL GO AGM Series 2010 3682 5.00%, 1/01/29(a)	3,000	3,041,940
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) Series 2010B 5.00%, 1/01/26	1,285	1,336,413
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	3,215	3,254,577
Chicago IL Tax Increment (Metramarket Chicago Proj) Series 2010A 6.87%, 2/15/24	1,309	1,370,551
Illinois Finance Auth (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	4,000	4,025,320
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/19	2,980	2,657,177

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	41

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (Navistar International Corp.) 6.50%, 10/15/40	$1,900	$1,958,349
Illinois Finance Auth (OSF Healthcare Sys) 6.00%, 5/15/39	5,950	6,121,776
Illinois Finance Auth (Park Place of Elmhurst) Series 2010A 8.125%, 5/15/40	1,250	1,253,363
8.25%, 5/15/45	2,775	2,798,449
Illinois Finance Auth (Provena Health) Series B 6.00%, 5/01/34	2,025	2,026,316
Illinois Finance Auth (Swedish Covenant Hospital) 6.00%, 8/15/38	3,360	3,407,779
Illinois Finance Auth (The Admiral at The Lake) Series 2010A 8.00%, 5/15/46	4,800	4,852,848
Illinois Finance Auth (Uno Charter Sch Network, Inc.) Series 2011A 7.125%, 10/01/41	2,500	2,521,325
Matteson IL GO 8.00%, 12/01/29(d)	5,000	4,042,250
Railsplitter Tobacco Settlement Auth IL 6.00%, 6/01/28	4,885	5,072,095

		49,740,528

Indiana – 2.9%
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40	6,000	5,498,760
Indiana Mun Pwr Agy Series 2011A 5.00%, 1/01/31	3,000	3,116,310
Indianapolis IN Loc Bond Bank (Marion Cnty IN Cap Impt Brd) Series 2011K 5.00%, 6/01/27	1,800	1,856,610
Whiting IN Envrn Fac (BP PLC) 5.00%, 1/01/16	5,000	5,589,550

		16,061,230

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kansas – 0.9%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	$8,165	$4,915,085

Kentucky – 0.7%
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) Series 2010A 6.00%, 6/01/30	3,540	3,676,715

Louisiana – 4.1%
Louisiana Gas and Fuels Tax 5.00%, 5/01/26(a)	10,000	10,765,300
Louisiana Loc Govt Envrn Fac & CDA (Woman’s Hospital Foundation) Series 2010A 5.625%, 10/01/30	1,200	1,221,384
5.875%, 10/01/40	3,000	3,021,540
6.00%, 10/01/44	1,740	1,761,437
Louisiana Pub Fac Auth (Ochsner Clinic Fndtn) Series 2007A 5.25%, 5/15/38	1,500	1,406,250
St John Baptist Parish LA (Marathon Oil Corp.) Series 2007A 5.125%, 6/01/37	4,800	4,682,880

		22,858,791

Maine – 0.6%
Maine Hlth & Higher Edl Facs (Maine General Medical Center) 6.75%, 7/01/41	3,000	3,083,160

Maryland – 0.2%
Anne Arundel Cnty MD Spl Oblig (National Business Park North) 6.10%, 7/01/40	1,000	996,140

Massachusetts – 1.3%
Massachusetts Port Auth (Delta Airlines, Inc.) AMBAC Series 2001A 5.00%, 1/01/27	1,475	1,114,555
5.50%, 1/01/13-1/01/19	6,800	6,316,530

		7,431,085

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	43

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan – 2.3%
Kent MI Hosp Fin Auth (Metropolitan Hospital) Series 2005A 6.00%, 7/01/35	$1,310	$1,219,348
Michigan Hosp Fin Auth (Henry Ford Hlth Sys) Series 2006A 5.25%, 11/15/46	1,000	974,960
Michigan Pub Edl Fac Auth (Dr. Joseph F. Pollack – Pace) 8.00%, 4/01/30	1,195	1,258,263
Series 2010 8.00%, 4/01/40	500	523,580
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) 5.00%, 12/01/14	4,000	4,273,560
NPFGC-RE 5.00%, 12/01/27	4,630	4,500,268

		12,749,979

Minnesota – 0.8%
Cottage Grove MN Sr Hsg (PHS Cottage Grove, Inc.) Series 2006A 6.00%, 12/01/46	1,775	1,599,062
St. Louis Park MN Hlth Care Facs (Park Nicollet Health Svcs) Series 2009 5.75%, 7/01/39	3,000	3,078,150

		4,677,212

Missouri – 0.6%
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	1,520	1,418,373
6.00%, 2/01/41	1,750	1,752,257

		3,170,630

New Hampshire – 0.3%
New Hampshire Bus Fin Auth (Waste Management, Inc.) Series 2010 3.50%, 8/01/24(e)	1,450	1,482,118

New Jersey – 3.3%
New Jersey EDA (Continental Airlines) 6.25%, 9/15/29	3,900	3,656,718
6.40%, 9/15/23	3,000	2,929,200

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 1999 6.25%, 9/15/19	$375	$367,459
New Jersey Hlth Care Fac Fin Auth (Holy Name Hospital) 5.00%, 7/01/25	5,240	5,088,197
Tobacco Settlement Fin Corp. NJ Series 2007 1A 4.75%, 6/01/34	3,000	1,997,670
5.00%, 6/01/41	6,265	4,161,338

		18,200,582

New York – 9.6%
Nassau Cnty NY IDA (Amsterdam at Harborside) Series 2007A 6.50%, 1/01/27	1,865	1,743,868
6.70%, 1/01/43	2,190	1,972,423
New York NY GO 5.125%, 12/01/27(a)	7,340	7,941,807
New York NY IDA (American Airlines, Inc.) 7.75%, 8/01/31	2,000	1,862,820
8.00%, 8/01/28	5,550	5,170,879
Series 2005 7.50%, 8/01/16	1,110	1,045,920
New York NY Transitional Fin Auth 5.00%, 2/01/26(a)	10,000	11,175,500
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009A 5.00%, 2/15/29(a)	7,500	8,087,325
Port Authority of NY & NJ 5.00%, 9/15/14	5,000	5,560,750
Port Authority of NY & NJ (Delta Airlines, Inc.) 6.00%, 12/01/42	2,285	2,390,590
Suffolk Cnty NY IDA (New York Institute of Technology) 5.00%, 3/01/26	50	50,393
Westchester Cnty Hlth Care Corp. NY Series 2010B 5.00%, 11/01/14	3,000	3,213,300
Yonkers NY GO Series 2011A 5.00%, 10/01/17	3,000	3,324,420

		53,539,995

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	45

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.9%
North Carolina Med Care Comm (Pennybyrn at Maryfield) Series A 6.125%, 10/01/35	$6,350	$5,152,263

Ohio – 2.3%
Buckeye OH Tob Stlmnt Fin Auth Series 2007A-2 5.875%, 6/01/47	7,125	5,061,529
Erie Cnty OH Hosp (Firelands Regional Med Ctr) 5.25%, 8/15/46	3,710	3,280,790
Series 2002A 5.625%, 8/15/32	2,225	2,183,370
Series 2006A 5.00%, 8/15/36	1,290	1,141,211
Lorain Cnty OH Port Auth (United States Steel Corp.) 6.75%, 12/01/40	1,250	1,260,013

		12,926,913

Oregon – 1.5%
Oregon Dept of Admin Svcs (Oregon Lottery) Series 2011A 5.25%, 4/01/25(a)	7,310	8,590,712

Pennsylvania – 2.7%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 2007A 5.375%, 11/15/40	4,810	3,946,509
Allegheny Cnty PA IDA (United States Steel Corp.) 6.75%, 11/01/24	2,875	3,002,909
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 6.125%, 1/01/45	4,170	3,898,991
Montgomery Cnty PA IDA (Philadelphia Presbyterian Homes, Inc.) 6.50%, 12/01/25	4,000	4,035,000

		14,883,409

Puerto Rico – 1.0%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/25	3,000	3,144,360
Series 2010ZZ 5.25%, 7/01/23	2,455	2,614,722

		5,759,082

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Rhode Island – 1.3%
Rhode Island Hlth & Ed Bldg Corp. (Tockwotton Home) 8.375%, 1/01/46	$4,500	$4,601,475
Tobacco Settlement Fin Corp. RI (Rhode Island Tobacco Asset Sec) 6.25%, 6/01/42	3,160	2,888,335

		7,489,810

South Dakota – 0.2%
Sioux Falls SD Hlth Fac (Dow Rummel Village) 5.00%, 11/15/26	1,020	871,947

Tennessee – 1.8%
Johnson City TN Hlth & Ed (Mountain States Health Alliance/TN) 5.50%, 7/01/36	6,450	6,346,864
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2011A-2 5.00%, 7/01/15	3,135	3,398,309

		9,745,173

Texas – 10.7%
Austin TX Convention Ctr Enterprise Series 2006B 6.00%, 1/01/20(b)	1,195	1,204,883
Brazos River TX Hbr Nav Dist (Dow Chemical Co.) Series 2008A 5.95%, 5/15/33	5,000	5,033,100
Central TX Regl Mobility Auth 6.00%, 1/01/41	5,600	5,634,720
Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) 5.25%, 7/01/28	3,800	3,570,632
Love Field Arpt Modernization Corp. TX (Southwest Airlines Co.) 5.25%, 11/01/40	3,500	3,330,145
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	750	757,575
5.50%, 11/15/22	4,000	3,865,200
Tarrant Cnty TX Cult Ed Fac Fin Corp. (MRC Crestview Proj) 8.125%, 11/15/44	3,000	3,028,620

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	47

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant Cnty TX Cult Ed Fac Fin Corp. (Northwest Sr Hsg Corp. – Edgemere Proj) Series 2006A 6.00%, 11/15/36	$2,500	$2,409,125
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Stayton at Museum Way) 8.00%, 11/15/28	2,000	2,043,740
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	7,450	8,019,552
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	6,450	6,882,150
Texas Pub Fin Auth Charter Sch Fin Corp. (Cosmos Fndtn, Inc.) Series 2010A 6.20%, 2/15/40	5,000	5,106,450
Tyler TX Hlth Fac Dev Corp. (Mother Frances Hosp Reg Hlth) 5.00%, 7/01/33	2,400	2,231,784
Series 2007B 5.00%, 7/01/37	3,520	3,242,976
Viridian Mun Mgmt Dist TX 9.00%, 12/01/37	3,000	3,141,180

		59,501,832

Utah – 1.8%
Timber Lakes UT Wtr Spl Svc Dist 8.125%, 6/15/31	4,000	4,067,360
Utah St Charter Sch Fin Auth (Early Light Academy) 8.50%, 7/15/46	2,000	2,038,880
Utah St Charter Sch Fin Auth (Hawthorn Academy) 8.25%, 7/15/46	2,000	2,024,300
Utah St Charter Sch Fin Auth (North Star Academy) Series 2010A 7.00%, 7/15/45	1,840	1,862,411

		9,992,951

Virginia – 2.9%
Mosaic Dist VA CDA Series 2011A 6.875%, 3/01/36	2,915	3,006,444
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47	6,240	3,812,203

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia Commonwealth Transp Brd Tr 5.00%, 5/15/26(a)	$8,275	$9,424,811

		16,243,458

Washington – 5.1%
Seattle WA Mun Light & PWR 5.00%, 2/01/26(a)	7,500	8,476,425
Washington St 5.00%, 7/01/25(a)	10,000	11,490,500
Washington St GO 5.00%, 7/01/24(a)	5,000	5,786,450
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	3,425	2,450,260

		28,203,635

Wisconsin – 0.4%
Oneida Tribe of Indians WS Retail Sales 6.50%, 2/01/31(b)	435	464,845
Wisoncisn St Hlth & Ed Fac Auth 5.25%, 8/15/24	1,490	1,479,600

		1,944,445

Total Long-Term Municipal Bonds (cost $596,963,666)		606,446,725

	Shares
SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(f) (cost $1,122,035)	1,122,035	1,122,035

Total Investments – 109.4% (cost $598,085,701)		607,568,760
Other assets less liabilities – (9.4)%		(51,963,538)

Net Assets – 100.0%		$555,605,222

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	49

High Income Municipal Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank NA	$15,000	12/2/24	3.013%		SIFMA *	$(1,066,035)
JPMorgan Chase Bank NA	8,500	7/9/25	SIFMA	*	3.167%	909,754
Morgan Stanley Capital Services, Inc.	2,500	3/17/22	SIFMA	*	3.073%	255,398
Morgan Stanley Capital Services, Inc.	3,000	6/11/22	SIFMA	*	2.965%	244,031

						$343,148

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at October 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley:
CDX-NAHYS 5.00% 6/20/15, 6/20/15*	5.00%	5.32%	$5,000	$(20,833)	$108,763	$87,930

*	Termination date

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the aggregate market value of these securities amounted to $6,377,062 or 1.1% of net assets.

(c)	When-Issued or delayed delivery security.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Variable rate coupon, rate shown as of October 31, 2011.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2011, the Fund held 6.1% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CFD – Community Facilities District

CIFG NA – CIFG Assurance North America Inc.

COP – Certificate of Participation

CRA – Community Redevelopment Agency

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

IDB – Industrial Development Board

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

USD – Unified School District

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	51

High Income Municipal Portfolio—Portfolio of Investments

CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2011

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 101.2%
Long-Term Municipal Bonds – 101.2%
California – 92.0%
Acalanes CA UHSD GO AGM Series 05B 5.25%, 8/01/24	$5,000	$5,590,950
Banning CA Util Auth Wtr NPFGC-RE Series 05 5.25%, 11/01/30	8,405	8,631,179
Bay Area Toll Auth CA Series 2009F1 5.25%, 4/01/27	7,500	8,100,900
Series 2010S-2 5.00%, 10/01/30	2,350	2,470,626
Beaumont CA Fing Auth AMBAC Series C 5.00%, 9/01/26	3,305	2,950,274
Butte-Glenn CCD CA GO NPFGC Series 05B 5.00%, 8/01/25	3,620	3,772,655
California Dept Wtr Res Cen Vy 5.00%, 12/01/24	5,000	5,526,800
Series 2008AE 5.00%, 12/01/27	2,680	2,891,425
Series 2009AF 5.00%, 12/01/29	2,225	2,409,364
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,725	6,516,538
California Ed Fac Auth (California Clg of Arts) Series 01 5.875%, 6/01/30	2,200	2,176,614
California Ed Fac Auth (Univ of The Pacific) 5.00%, 11/01/21	990	1,039,262
Series 04 5.00%, 11/01/20	1,000	1,053,640
5.25%, 5/01/34	1,000	1,013,800
California GO 5.00%, 8/01/22-2/01/32	21,600	22,473,132
5.125%, 6/01/31	20	20,010
5.25%, 2/01/30 (Pre-refunded/ETM)	45	45,555
5.25%, 2/01/30-4/01/30	10,475	10,502,797
5.30%, 4/01/29	5	5,209
Series 03 5.25%, 2/01/24	3,500	3,695,195

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Hlth Fac Fin Auth (Catholic Healthcare West) Series G 5.50%, 7/01/25	$3,180	$3,359,193
California Hlth Fac Fin Auth (Cottage Healthcare Sys) NPFGC Series 03B 5.00%, 11/01/23	2,500	2,532,625
California Poll Cntl Fin Auth (Tracy Material Recovery) ACA Series 99A 5.70%, 8/01/14	2,320	2,319,977
California Pub Wks Brd (CA Lease Mental Hlth Coalinga)
Series 04A 5.50%, 6/01/22	3,500	3,663,975
Series 2004A 5.50%, 6/01/23	3,290	3,439,991
California Pub Wks Brd (CA Lease Richmond Lab) XLCA Series 05B 5.00%, 11/01/30	4,270	4,203,132
California Pub Wks Brd (Univ of California Lease) Series 04F 5.00%, 11/01/26	8,065	8,345,743
Series 05C 5.00%, 4/01/23	3,130	3,308,535
California Rural Home Mtg Series 00B 6.25%, 12/01/31	55	55,126
Series 00D 6.00%, 12/01/31	90	90,991
California Statewide CDA (San Diego Space/Sci Fdtn) Series 96 7.50%, 12/01/16	1,650	1,694,154
California Statewide CDA MFHR (Highland Creek Apts) Series 01K 5.40%, 4/01/34	5,690	5,758,621
California Statewide CDA MFHR (Santa Paula Village Apts) Series 98D 5.43%, 5/01/28	1,915	1,915,268

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	53

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Capistrano CA USD GO NPFGC-RE Series 00A 6.00%, 8/01/24	$1,550	$1,555,487
AGM Series 01B Zero Coupon, 8/01/25	8,000	3,597,520
Chino CA Redev Agy Tax Alloc (Chino CA Redev Proj Area B) AMBAC Series 01B 5.25%, 9/01/30	3,420	3,124,888
Coachella Valley CA USD COP AMBAC 5.00%, 9/01/23	2,500	2,537,300
Commerce CA Jt Pwrs Fin Auth (Commerce CA Lease Cmnty Ctr) XLCA Series 04 5.00%, 10/01/34	1,715	1,612,477
Corona CA CFD #97-2 (Corona CA CFD #97-2 Eagle Glen) Series 98 5.875%, 9/01/23	5,425	5,432,866
E CA Mun Wtr Dist CFD #2001-01A Series 02 6.40%, 9/01/32	3,410	3,414,263
East Palo Alto CA Pub Fin Auth (Univ Circle Gateway/101 Proj) RADIAN Series 05A 5.00%, 10/01/25	5,070	4,741,261
Encinitas Ranch CA Golf Auth Series 04 5.50%, 9/01/23-9/01/24	1,110	988,071
5.60%, 9/01/26	1,000	872,830
Fontana CA CFD #11 (Fontana CA CFD #11 Hertg W End) Series B 6.50%, 9/01/28	7,910	7,930,803
Fremont CA USD GO AGM Series 05B 5.00%, 8/01/26	1,745	1,815,498
Fresno CA Jt Pwrs Fin Auth (Fresno CA Lease Cap Proj) XLCA Series 04A 5.25%, 10/01/21-10/01/24	3,425	3,581,186
5.375%, 10/01/17	1,315	1,407,471
Fullerton CA Redev Agy RADIAN 5.00%, 4/01/21	3,250	3,319,323

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Gilroy CA USD GO NPFGC-RE 5.00%, 8/01/27	$1,500	$1,527,225
Huntington Pk CA Pub Fin Auth (Huntington Pk CA Tax Alloc) AGM Series 04A 5.25%, 9/01/17	1,000	1,100,780
Jurupa CA USD GO NPFGC-RE Series 04 5.00%, 8/01/22	1,340	1,367,497
Kaweah Delta CA Hlthcare NPFGC Series 04 5.25%, 8/01/25-8/01/26	3,780	3,876,549
La Verne CA CFD #88-1 Series 98 5.875%, 3/01/14	2,200	2,210,384
Lammersville CA SD CFD #2002 Series 02 6.375%, 9/01/32	4,250	4,269,465
Lancaster CA Redev Agy (Lancaster CA Redev Tax Incr) XLCA Series 04 5.00%, 12/01/23	2,695	2,655,234
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) AMBAC Series 01 5.25%, 11/01/30	6,500	6,133,790
Los Angeles CA Cmnty Redev Agy (Los Angeles CA CRA Bunker Hill) Series 04L 5.00%, 3/01/17	2,565	2,570,053
5.10%, 3/01/19	1,350	1,344,195
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	8,340	9,017,792
Series 2010A 5.00%, 5/15/25	8,915	9,804,271
Series A 5.00%, 5/15/27	3,560	3,849,926
Los Angeles CA Dept W&P Pwr AMBAC 5.00%, 7/01/24	5,250	5,687,482
AMBAC Series 2006A-2 5.00%, 7/01/31	5,000	5,242,950
Los Angeles CA Harbor Dept 5.00%, 8/01/26	21,450	23,554,030

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	55

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA MFHR (Park Plaza West Apts) 5.50%, 1/20/43	$5,000	$5,009,250
Los Angeles CA USD GO Series 2010 KRY 5.25%, 7/01/25(a)	8,000	9,121,280
AMBAC Series B 5.00%, 7/01/21	8,685	9,616,206
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA Mta Sales Tax) 5.00%, 7/01/25	1,260	1,409,335
Marin CA Muni Wtr Dist AMBAC Series 04 5.25%, 7/01/20	3,040	3,156,645
Met Wtr Dist Southern CA Wtr Series 2011C 5.00%, 10/01/24	3,425	4,037,390
Murrieta Vly CA USD GO AGM Series 05B 5.125%, 9/01/29	1,500	1,532,535
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) RADIAN Series 04 5.00%, 3/01/24	3,060	2,805,806
AMBAC Series 05 5.00%, 3/01/26	1,900	1,751,553
Series 2010 5.875%, 3/01/32	1,580	1,610,573
6.00%, 3/01/36	1,125	1,149,266
Oakland CA USD GO NPFGC-RE 5.00%, 8/01/22	8,975	9,208,440
NPFGC Series 05 5.00%, 8/01/25	7,455	7,520,231
Ontario CA COP NPFGC Series 04 5.25%, 7/01/21	1,700	1,799,739
Orange Cnty CA COP AMBAC 6.00%, 6/01/21 (Pre-refunded/ETM)	830	953,521
Palm Springs CA COP Series 91B Zero Coupon, 4/15/21 (Pre-refunded/ETM)†	37,500	28,861,500
Palmdale CA Wtr Dist NPFGC-RE Series 04 5.00%, 10/01/24	1,775	1,787,336

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pittsburg CA Redev Agy (Los Medanos Cmnty Dev Proj) NPFGC Series 03A 5.00%, 8/01/21	$6,410	$6,370,450
Placentia-Yorba Lnda CA USD GO (Placentia-Yorba Lnda USD CA GO) NPFGC-RE Series 06 5.00%, 10/01/27	4,200	4,275,894
Port of Oakland CA NPFGC-RE Series 2002L 5.375%, 11/01/27	2,220	2,223,286
Series L 5.375%, 11/01/27 (Pre-refunded/ETM)	280	293,034
Redding CA Elec Sys COP NPFGC Series 92A 11.99%, 7/01/22 (Pre-refunded/ETM)(b)	1,210	1,752,322
Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas) Series 2010A 5.75%, 9/01/24-9/01/25	1,985	1,970,861
6.00%, 9/01/30	1,395	1,341,655
Riverside CA CCD GO NPFGC Series C 5.00%, 8/01/25	1,720	1,846,626
Rocklin CA USD CFD #1 NPFGC Series 04 5.00%, 9/01/25	1,000	1,004,780
Sacramento CA USD GO AGM Series 04D 5.25%, 7/01/21-7/01/23	8,525	8,905,217
Sacramento Cnty CA Hsg Auth MFHR (Cottage Estates Apts) Series 00B 6.00%, 2/01/33	5,245	5,040,760
Sacramento Cnty CA Hsg Auth MFHR (Verandas Apts) Series 00H 5.70%, 3/01/34	2,875	2,898,374
San Bernardino Cnty CA CFD #2002-1 Series 02-1 5.90%, 9/01/33	4,750	4,675,140
San Bernardino Cnty CA COP Series 2009 5.25%, 8/01/26	1,635	1,666,114
San Diego CA Hsg Auth MFHR Series 98C 5.25%, 1/20/40	6,105	6,104,573

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	57

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Diego CA Hsg Auth MFHR (Vista La Rosa Apts) Series 00A 6.00%, 7/20/41	$10,230	$10,283,503
San Diego CA Pub Fac Fin Auth (San Diego CA Lease) 5.25%, 3/01/25	15,000	15,766,500
San Diego CA USD GO NPFGC Series 04E-1 5.00%, 7/01/23-7/01/24	3,240	3,538,231
San Diego Cnty CA COP Series 04A 5.50%, 9/01/44 (Pre-refunded/ETM)	5,000	5,675,300
San Diego Cnty CA Wtr Auth Series 2011B 5.00%, 5/01/29-5/01/30	16,115	17,591,963
San Diego Cnty CA Wtr Auth COP AGM Series A 5.00%, 5/01/27	3,500	3,617,705
San Francisco CA Pub Util Wtr Series 2009B 5.00%, 11/01/27	4,705	5,121,581
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) AGM Series 00A 6.125%, 1/01/27	1,480	1,481,036
Series 2010A 4.90%, 5/01/29	2,200	2,257,046
San Francisco City/Cnty CA Pub Util Wtr 5.00%, 11/01/27	12,000	13,282,920
San Joaquin Hls Trnsp Corr CA Series 93
Zero Coupon, 1/01/20 (Pre-refunded/ETM)	20,000	16,383,600
Zero Coupon, 1/01/21 (Pre-refunded/ETM)	20,000	15,774,600
Zero Coupon, 1/01/23 (Pre-refunded/ETM)	25,000	17,998,500
San Joaquin Hls Trnsp Corr CA (San Joaquin Hills Toll Road CA) NPFGC Series A Zero Coupon, 1/15/36	47,415	6,065,801
San Jose CA Hotel Tax 6.125%, 5/01/31	5,000	5,258,900
Santa Ana CA USD GO Series 2008A 5.25%, 8/01/28	5,400	5,726,430
Santa Clara CA Elec Series 2011A 5.00%, 7/01/30	1,810	1,870,128

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Semitropic Wtr Dist CA XLCA Series 04A 5.50%, 12/01/23	$1,640	$1,815,152
South Gate CA PFA (South Gate CA Tax Alloc) XLCA Series 02 5.125%, 9/01/24	1,800	1,637,712
Southern CA Pub Pwr Auth 5.00%, 7/01/23	3,200	3,559,392
Southwestern CA CCD GO NPFGC Series 05 5.00%, 8/01/24	1,000	1,072,290
Stockton CA PFA (Stockton CA Redev Projs) RADIAN Series 06A 5.00%, 9/01/17	2,285	2,095,756
Tejon Ranch CA Pub Fac Fin CFD #1 Series 00A 7.20%, 9/01/30	9,705	9,850,964
Series 03 6.125%, 9/01/27	1,000	1,004,430
6.20%, 9/01/33	2,375	2,378,396
Torrance CA COP (Torrance CA COP Pub Impt) AMBAC Series 05B 5.00%, 6/01/24	3,365	3,433,310
Univ of California AGM Series 05B 5.00%, 5/15/24	5,000	5,312,350
Series K 5.00%, 5/15/21	4,550	5,003,271
West Contra Costa CA Hlth Dist AMBAC Series 04 5.375%, 7/01/21-7/01/24	4,720	4,901,174

		593,173,756

Arizona – 0.2%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	1,325	1,127,045

Illinois – 0.1%
Railsplitter Tobacco Settlement Auth IL 6.00%, 6/01/28	890	924,087

Nevada – 0.4%
Henderson NV LID # T-14 AGM Series A 5.00%, 3/01/22	2,500	2,544,050

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	59

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 0.2%
Lorain Cnty OH Port Auth (United States Steel Corp.) 6.75%, 12/01/40	$1,110	$1,118,891

Puerto Rico – 7.5%
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series A 5.00%, 7/01/17	10,730	11,232,701
Puerto Rico GO 5.25%, 7/01/23	3,000	3,071,940
Series 01A 5.50%, 7/01/19	1,880	2,025,813
Series 03A 5.25%, 7/01/23	800	807,280
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	535,520
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	295	307,148
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/28	21,000	22,429,680
Univ of Puerto Rico 5.00%, 6/01/18	4,930	5,121,678
Series 06Q 5.00%, 6/01/19	2,490	2,551,254

		48,083,014

Texas – 0.8%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	3,050	3,283,172
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	1,525	1,627,175

		4,910,347

Total Investments – 101.2% (cost $616,419,208)		651,881,190
Other assets less liabilities – (1.2)%		(7,468,604)

Net Assets – 100.0%		$644,412,586

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Citibank NA	$6,500	1/25/26	SIFMA	*	4.108%		$1,483,801
Merrill Lynch Capital Services, Inc.	2,800	10/1/16	SIFMA	*	4.148%		424,264
Merrill Lynch Capital Services, Inc.	3,100	10/21/16	SIFMA	*	4.129%		463,209
Merrill Lynch Capital Services, Inc.	14,500	7/30/26	4.090%		SIFMA	*	(3,322,528)
Merrill Lynch Capital Services, Inc.	10,200	8/9/26	4.063%		SIFMA	*	(2,384,279)
Merrill Lynch Capital Services, Inc.	15,000	11/15/26	4.378%		SIFMA	*	(4,180,187)

							$(7,515,720)

†	An amount of $8,379,840 has been segregated to collateralize open interest rate swap agreements for the California Portfolio.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Portfolio (see Note I).

(b)	Variable rate coupon, rate shown as of October 31, 2011.

As of October 31, 2011, the Portfolio held 31.1% of net assets in insured bonds (of this amount 1.4% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

CDA – Community Development Authority

CFD – Community Facilities District

COP – Certificate of Participation

CRA – Community Redevelopment Agency

ETM – Escrowed to Maturity

GO – General Obligation

HFA – Housing Finance Authority

LID – Local Improvement District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PFA – Public Finance Authority

RADIAN – Radian Asset Assurance Inc.

SD – School District

UHSD – Unified/Union High School District

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	61

California Portfolio—Portfolio of Investments

NEW YORK PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2011

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.7%
Long-Term Municipal Bonds – 98.7%
New York – 87.6%
Albany Cnty NY Arpt Auth AGM 5.00%, 12/15/25-12/15/26	$4,540	$4,839,967
Albany NY IDA (St. Peter’s Hosp) Series A 5.75%, 11/15/22	795	857,861
Cortland Cnty NY IDA (Cortland Memorial Hospital) RADIAN Series 02 5.25%, 7/01/32	2,700	2,485,755
Dutchess Cnty NY IDA (Bard College) 5.00%, 8/01/19-8/01/21	1,450	1,525,792
East Rochester NY HSG Auth (St. John’s Meadows Proj) Series 2010A 5.00%, 4/20/27	2,550	2,683,518
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2010A 5.00%, 5/15/22-5/15/23	9,965	11,487,381
Series 2011C 5.00%, 12/01/28	7,260	8,041,249
Erie Cnty NY GO NPFGC Series 05A 5.00%, 12/01/20	5,990	6,373,060
Erie Cnty NY IDA (Buffalo NY SD GO) AGM Series 04 5.75%, 5/01/25	1,400	1,486,660
Glen Cove NY IDA Series 92B Zero Coupon, 10/15/19 (Pre-refunded/ETM)	11,745	9,792,511
Herkimer Cnty NY IDA (Herkimer Cnty NY CC Stud Hsg) Series 00 6.50%, 11/01/30	2,000	2,021,720
Long Island Pwr Auth NY NPFGC-RE Series 06A 5.00%, 12/01/19-12/01/24	8,300	9,052,109
Metropolitan Trnsp Auth NY Series 02 5.25%, 11/15/31	5,000	5,126,450

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 02A 5.125%, 11/15/31	$5,500	$5,629,305
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) NPFGC 5.00%, 11/15/18-11/15/21	11,890	13,470,137
Series A 5.25%, 11/15/30	10,000	10,270,400
Monroe Cnty NY IDA MFHR (Southview Towers Apts) Series 00 6.25%, 2/01/31	1,130	1,131,842
Montgomery Cnty NY IDA (New York St BOCES Prog) XLCA Series 05A 5.00%, 7/01/24	1,000	1,011,850
Nassau Cnty NY IDA (Amsterdam at Harborside) Series 2007A 6.50%, 1/01/27	2,120	1,982,306
New York Conv Ctr Dev Corp. (New York Hotel Unit Fee) AMBAC Series 05 5.00%, 11/15/30	10,000	10,282,600
New York NY GO 5.00%, 1/01/21	5,000	5,575,900
AGM Series 04E 5.00%, 11/01/21	4,000	4,383,800
Series 04G 5.00%, 12/01/23	3,225	3,494,255
Series 04I 5.00%, 8/01/21	11,400	12,404,226
XLCA Series 04I 5.00%, 8/01/18	10,000	10,965,700
Series 05J 5.00%, 3/01/24	5,000	5,409,900
New York NY HDC MFHR (New York NY HDC) Series 01C-2 5.40%, 11/01/33	3,030	3,030,485
Series 02A 5.50%, 11/01/34	1,250	1,262,775
NPFGC-RE Series 05P6-A 5.00%, 7/01/19	10,000	10,673,800
New York NY Hlth & Hosp Corp. AMBAC Series 03A 5.25%, 2/15/22	5,700	5,849,112

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	63

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY IDA Series 01B 6.375%, 7/01/31 (Pre-refunded/ETM)	$1,810	$1,882,309
New York NY IDA (Airis JFK 1 LLC) Series 01A 5.50%, 7/01/28	9,000	7,908,390
New York NY IDA (Lycee Francais) Series 02C 6.80%, 6/01/28	2,500	2,584,625
New York NY IDA (Spence School) 5.20%, 7/01/34	3,155	3,178,662
New York NY IDA (Terminal One Group Assn) Series 05 5.50%, 1/01/24	800	827,848
New York NY Mun Wtr Fin Auth 5.00%, 6/15/27	15,110	16,497,249
Series CC 2008 5.125%, 6/15/30	10,300	11,072,706
New York NY TFA Bldg Aid NPFGC-RE 5.00%, 7/15/21†	7,000	7,669,130
New York NY Trnsl Fin Auth 5.00%, 11/01/24	5,000	5,508,400
Series 02A 5.50%, 11/01/26(a)	5,000	5,000,000
New York NY Trst for Cult Res (Museum of Modern Art) AMBAC Series 01D 5.125%, 7/01/31	14,000	14,143,080
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/31	9,675	10,034,329
New York St Dormitory Auth Series 02-34 5.20%, 2/01/32 (Pre-refunded/ETM)	3,965	4,280,931
Series 04A 5.25%, 7/01/21 (Pre-refunded/ETM)	575	645,150
New York St Dormitory Auth (Cabrini Westchester) 5.10%, 2/15/26	1,850	2,047,265
New York St Dormitory Auth (Cornell Univ) 5.00%, 7/01/25	2,465	2,757,152

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series B 5.00%, 7/01/27	$4,925	$5,441,632
Series C 5.00%, 7/01/29	2,000	2,197,300
New York St Dormitory Auth (Eger Hlth and Rehab Ctr) Series 00 6.10%, 8/01/37	2,150	2,167,200
New York St Dormitory Auth (Leake and Watts Svcs) NPFGC Series 04 5.00%, 7/01/22-7/01/23	3,275	3,392,346
New York St Dormitory Auth (Maimonides Med Ctr) NPFGC Series 04 5.75%, 8/01/29	3,515	3,690,855
New York St Dormitory Auth (Manhattan College) RADIAN Series 2007A 5.00%, 7/01/27	2,445	2,405,733
New York St Dormitory Auth (Memorial Sloan-Kettering Ctr) NPFGC Series 03A 5.00%, 7/01/22	5,000	5,227,000
New York St Dormitory Auth (Montefiore Medical Center) NPFGC-RE Series 04 5.00%, 8/01/23	1,860	2,011,218
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/26	6,795	6,996,744
New York St Dormitory Auth (New York St BOCES Prog) AGM Series 04 5.00%, 8/15/23	3,175	3,285,585
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/27	2,350	2,541,172
New York St Dormitory Auth (New York Univ) NPFGC-RE Series 04A 5.00%, 7/01/24	2,240	2,364,253
Series 2008A 5.00%, 7/01/29	4,220	4,487,253
New York St Dormitory Auth (North Shore – LIJ Hospital) 5.00%, 5/01/22	1,405	1,491,478

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	65

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (NYU Hosp Center) Series 07A 5.00%, 7/01/22	$1,200	$1,254,000
Series B 5.25%, 7/01/24	690	717,317
New York St Dormitory Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	1,240	1,308,845
New York St Dormitory Auth (Ozanam Hall Queens Nursing) 5.00%, 11/01/21	1,000	882,700
New York St Dormitory Auth (Rochester Inst of Technology) 5.00%, 7/01/23-7/01/25	5,335	5,853,287
5.75%, 7/01/24	5,165	5,778,292
New York St Dormitory Auth (SS Joachim & Anne Residence) Series 02 5.25%, 7/01/27	1,000	1,003,410
New York St Dormitory Auth (State Univ of New York) 5.00%, 7/01/27-7/01/35	12,360	13,237,858
Series 2011A 5.00%, 7/01/28	6,690	7,299,860
New York St Dormitory Auth (Univ of Rochester) Series 04A 5.25%, 7/01/23-7/01/24	1,250	1,311,320
New York St Dormitory Auth (Westchester Cnty NY Lease Court) Series 06A 5.00%, 8/01/17	9,510	10,781,107
New York St Energy Res & Dev Auth (Long Island Lighting Co.) Series 95A 5.30%, 8/01/25	7,500	7,500,525
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/29	2,000	2,171,800
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(b)(c)	792	8
New York St Mortgage Agy SFMR (New York St Mortgage Agy) Series 01-29 5.45%, 4/01/31	6,805	6,806,089

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 01-31A 5.30%, 10/01/31	$8,500	$8,500,000
Series 82 5.65%, 4/01/30	1,915	1,915,383
New York St Pwr Auth NPFGC 5.00%, 11/15/21	3,000	3,399,630
NPFGC Series C 5.00%, 11/15/19	680	786,604
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/26-3/15/27	11,000	11,992,050
AMBAC Series 04A 5.00%, 3/15/24	5,000	5,474,400
Series 2010A 5.00%, 3/15/28	5,000	5,503,200
New York St Thruway Auth (New York St Thruway Auth Ded Tax) AMBAC Series 05B 5.00%, 4/01/21	7,500	8,170,950
NPFGC-RE Series 05B 5.00%, 4/01/17	12,750	14,449,192
Niagara Frontier Trnsp Auth NY (Buffalo Niagara Intl Airport) NPFGC 5.625%, 4/01/29	2,500	2,471,175
Onondaga Cnty NY IDA (Anheuser-Busch Cos., Inc.) Series 99 6.25%, 12/01/34	2,000	2,001,820
Onondaga Cnty NY IDA (Bristol – Myers Squibb) 5.75%, 3/01/24	4,000	4,608,280
Onondaga Cnty NY IDA (Cargo Acquisition Group) Series 02 6.125%, 1/01/32	1,295	1,088,849
Onondaga Cnty NY Trst for Cult Res (Syracuse Univ) 5.00%, 12/01/28-12/01/29	2,135	2,326,669
Port Authority of NY & NJ 5.00%, 7/15/31	18,000	19,517,040
Port Authority of NY & NJ (Delta Airlines, Inc.) NPFGC Series 97-6 5.75%, 12/01/22	6,820	6,823,615

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	67

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Rensselaer Cnty NY IDA (Rensselaer Polytechnic Institute) Series 2006 5.00%, 3/01/26	$7,505	$7,665,382
Sachem NY CSD GO NPFGC-RE 5.00%, 10/15/21-10/15/22	5,415	5,987,076
Seneca Cnty NY IDA (New York Chiropractic College) 5.00%, 10/01/27	925	936,285
Suffolk Cnty NY EDC (Peconic Landing at Southold) 5.875%, 12/01/30	2,340	2,403,601
Suffolk Cnty NY IDA (New York Institute of Technology) 5.00%, 3/01/26	1,150	1,159,028
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/24-11/15/26	16,715	18,161,634
Troy Res Corp. (Rensselaer Polytechnic Institute) Series 2010A 5.00%, 9/01/30	3,000	3,036,090
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 6.00%, 9/15/27	1,175	953,959
Westchester Cnty Hlth Care Corp. NY 6.00%, 11/01/30	1,000	1,066,510
Yonkers NY IDA (Malotz Skilled Nursing Fac) NPFGC Series 99 5.65%, 2/01/39	700	701,953

		523,346,214

Arizona – 0.3%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	935	795,311
Goodyear AZ IDA (Litchfield Park Svc Co.) Series 01 6.75%, 10/01/31	1,000	913,390

		1,708,701

California – 0.4%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	2,110	2,401,729

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 1.4%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	$5,490	$5,049,263
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	690	664,987
Marshall Creek CDD FL Series 02A 6.625%, 5/01/32	905	785,495
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	2,175	2,104,552

		8,604,297

Georgia – 0.1%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	492,125

Guam – 0.1%
Guam Wtrworks Auth Series 05 6.00%, 7/01/25	500	508,475

Illinois – 0.4%
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	1,294	1,263,539
Railsplitter Tobacco Settlement Auth IL 6.00%, 6/01/28	785	815,066

		2,078,605

Nevada – 0.2%
Clark Cnty NV SID #142 (Clark Cnty NV SID#142 Mtns Edg) Series 03 6.10%, 8/01/18	1,380	1,423,856

Ohio – 0.3%
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25(c)(d)	1,200	986,640
Lorain Cnty OH Port Auth (United States Steel Corp.) 6.75%, 12/01/40	975	982,810

		1,969,450

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	69

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 6.9%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	$2,085	$2,178,825
5.375%, 7/01/24	5,225	5,497,588
Series 08WW 5.375%, 7/01/23	405	429,000
Puerto Rico GO 5.25%, 7/01/23	1,600	1,638,368
Series 01A 5.50%, 7/01/19	915	985,968
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	535,520
Puerto Rico HFA MFHR 5.00%, 12/01/20 (Pre-refunded/ETM)	3,420	3,725,782
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/20	1,795	1,870,803
5.125%, 12/01/27	1,495	1,556,564
Puerto Rico HFC SFMR (Puerto Rico HFC) Series 01A 5.20%, 12/01/33	1,500	1,500,465
Puerto Rico Mun Fin Agy Series 05A 5.25%, 8/01/23	935	950,156
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/28	15,000	16,021,200
Univ of Puerto Rico 5.00%, 6/01/22	255	257,795
Series 06Q 5.00%, 6/01/20	4,225	4,304,388

		41,452,422

Texas – 1.0%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	2,700	2,906,415
7.50%, 6/30/32	1,225	1,368,582
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	1,350	1,440,450

		5,715,447

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia – 0.0%
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	$126	$126,306

Total Long-Term Municipal Bonds (cost $568,446,488)		589,827,627

	Shares
SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(e) (cost $978,127)	978,127	978,127

Total Investments – 98.9% (cost $569,424,615)		590,805,754
Other assets less liabilities – 1.1%		6,853,136

Net Assets – 100.0%		$597,658,890

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank NA	$2,200	1/25/26	SIFMA	*	4.108%	$502,210
JP Morgan Chase	4,500	6/15/15	3.777%		SIFMA *	(554,981)
Merrill Lynch	3,100	10/1/16	SIFMA	*	4.148%	469,721

						$416,950

†	An amount of $525,883 has been segregated to collateralize open interest rate swap agreements for the New York Portfolio.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2011.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Fair valued.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2011, the Portfolio held 29.0% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	71

New York Portfolio—Portfolio of Investments

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

CSD – Central/Community School District

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

GO – General Obligation

HDC – Housing Development Corporation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SID – Special Improvement District

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2011

	National		High Income Municipal
Assets
Investments in securities, at value
Unaffiliated issuers (cost $850,099,890 and $596,963,666, respectively)	$864,785,006		$606,446,725
Affiliated issuers (cost $6,388,080 and $1,122,035, respectively)(a)	6,388,080		1,122,035
Interest and dividends receivable	15,069,256		10,600,122
Receivable for capital stock sold	7,346,972		5,073,044
Receivable for investment securities sold	2,700,000		1,907,125
Unrealized appreciation on interest rate swap contracts	1,020,762		1,409,183
Unrealized appreciation on credit default swap contracts	– 0	–	87,930

Total assets	897,310,076		626,646,164

Liabilities
Payable for floating rate notes issued(b)	9,200,000		60,955,000
Payable for capital stock redeemed	1,334,162		629,346
Unrealized depreciation on interest rate swap contracts	1,269,548		1,066,035
Dividends payable	1,087,018		879,336
Distribution fee payable	268,133		132,861
Advisory fee payable	142,622		133,727
Administrative fee payable	25,458		– 0	–
Transfer Agent fee payable	22,227		3,328
Payable for investment securities purchased	– 0	–	6,424,949
Premium received on credit default swap contracts	– 0	–	108,763
Collateral received from broker	– 0	–	541,476
Accrued expenses	150,279		166,121

Total liabilities	13,499,447		71,040,942

Net Assets	$883,810,629		$555,605,222

Composition of Net Assets
Capital stock, at par	$88,666		$54,367
Additional paid-in capital	870,107,883		555,089,679
Undistributed/(distributions in excess of) net investment income	(365,816)		402,311
Accumulated net realized loss on investment transactions	(456,434)		(9,855,272)
Net unrealized appreciation on investments	14,436,330		9,914,137

	$883,810,629		$555,605,222

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	73

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

National Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$641,971,718	64,392,925	$9.97	*

Class B	$7,334,407	736,752	$9.96

Class C	$140,264,951	14,083,959	$9.96

Advisor Class	$94,239,553	9,452,335	$9.97

High Income Municipal Portfolio
Class A	$279,661,448	27,357,829	$10.22	*

Class C	$87,011,660	8,516,016	$10.22

Advisor Class	$188,932,114	18,493,198	$10.22

*	The maximum offering price per share for Class A of National Portfolio and High Income Municipal Portfolio was $10.28 and $10.54, respectively, which reflects a sales charge of 3.00%.

(a)	Includes investment of cash collateral of $541,476 received from broker for credit default swap contracts for the High Income Municipal Portfolio.

(b)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

	California		New York
Assets
Investments in securities, at value
Unaffiliated issuers (cost $616,419,208 and $568,446,488, respectively)	$651,881,190		$589,827,627
Affiliated issuers (cost $0 and $978,127, respectively)(a)	– 0	–	978,127
Interest receivable	8,014,222		9,050,173
Unrealized appreciation on interest rate swap contracts	2,371,274		971,931
Receivable for capital stock sold	339,985		926,409
Receivable for investment securities sold	30,000		40,000

Total assets	662,636,671		601,794,267

Liabilities
Due to custodian	2,041,803		– 0	–
Unrealized depreciation on interest rate swap contracts	9,886,994		554,981
Payable for floating rate notes issued(b)	4,445,000		– 0	–
Dividends payable	753,697		653,220
Payable for capital stock redeemed	488,597		1,115,035
Advisory fee payable	232,980		167,861
Distribution fee payable	208,819		191,555
Administrative fee payable	23,299		21,729
Transfer Agent fee payable	9,591		9,973
Collateral received from broker	– 0	–	500,000
Payable for investment securities purchased	– 0	–	815,662
Accrued expenses	133,305		105,361

Total liabilities	18,224,085		4,135,377

Net Assets	$644,412,586		$597,658,890

Composition of Net Assets
Capital stock, at par	$59,467		$59,965
Additional paid-in capital	619,641,056		576,782,364
Distributions in excess of net investment income	(544,865)		(345,275)
Accumulated net realized loss on investment transactions	(2,689,334)		(636,253)
Net unrealized appreciation on investments	27,946,262		21,798,089

	$644,412,586		$597,658,890

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	75

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000, shares of capital stock authorized, $.001 par value

California Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$511,655,963	47,214,327	$10.84	*

Class B	$2,871,964	265,050	$10.84

Class C	$106,546,810	9,834,426	$10.83

Advisor Class	$23,337,849	2,153,603	$10.84

New York Portfolio
Class A	$493,132,705	49,471,762	$9.97	*

Class B	$14,133,787	1,419,753	$9.96

Class C	$79,222,959	7,952,689	$9.96

Advisor Class	$11,169,439	1,120,332	$9.97

*	The maximum offering price per share for Class A of California Portfolio and New York Portfolio was $11.18 and $10.28, respectively, which reflects a sales charge of 3.00%.

(a)	Includes investment of cash collateral of $500,000 received from broker for interest rate swap agreements for the New York Portfolio.

(b)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2011

	National		High Income Municipal
Investment Income
Interest	$44,882,928		$29,473,986
Dividends – Affiliated issuers	1,205		2,598

Total income	44,884,133		29,476,584

Expenses
Advisory fee (see Note B)	3,902,370		2,293,656
Distribution fee – Class A	1,906,432		746,892
Distribution fee – Class B	96,358		N/A
Distribution fee – Class C	1,401,322		733,271
Transfer agency – Class A	322,920		88,965
Transfer agency – Class B	6,929		N/A
Transfer agency – Class C	77,512		29,070
Transfer agency – Advisor Class	42,230		50,342
Custodian	280,981		128,262
Registration fees	101,936		92,238
Administrative	80,113		70,347
Audit	43,405		45,091
Printing	35,560		65,360
Legal	14,608		6,347
Directors’ fees	11,735		13,343
Amortization of offering expenses	– 0	–	32,787
Miscellaneous	21,665		13,590

Total expenses before interest expense	8,346,076		4,409,561
Interest expense	83,812		542,766

Total expenses	8,429,888		4,952,327
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,039,593)		(635,742)

Net expenses	7,390,295		4,316,585

Net investment income	37,493,838		25,159,999

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	1,326,376		(9,195,532)
Swap contracts	179,389		1,361,327
Net change in unrealized appreciation/depreciation of:
Investments	(10,794,206)		(2,835,760)
Swap contracts	(489,275)		(1,168,511)

Net loss on investment transactions	(9,777,716)		(11,838,476)

Net Increase in Net Assets from Operations	$27,716,122		$13,321,523

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	77

Statement of Operations

	California	New York
Investment Income
Interest	$34,075,040	$27,699,325
Dividends – Affiliated issuers	1,413	966

Total income	34,076,453	27,700,291

Expenses
Advisory fee (see Note B)	2,981,311	2,680,820
Distribution fee – Class A	1,599,095	1,457,759
Distribution fee – Class B	38,577	189,775
Distribution fee – Class C	1,071,278	784,352
Transfer agency – Class A	187,291	199,956
Transfer agency – Class B	2,133	11,950
Transfer agency – Class C	41,115	36,006
Transfer agency – Advisor Class	6,563	5,076
Custodian	205,846	218,801
Administrative	62,632	69,449
Audit	40,105	42,748
Registration fees	37,951	21,060
Legal	30,227	29,919
Directors’ fees	13,324	11,187
Printing	11,650	56,124
Miscellaneous	22,825	19,568

Total expenses before interest expense	6,351,923	5,834,550
Interest expense	41,564	– 0	–

Total expenses	6,393,487	5,834,550
Less: advisory fee waived (see Note B)	(661,662)	(721,844)

Net expenses	5,731,825	5,112,706

Net investment income	28,344,628	22,587,585

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(2,661,917)	2,711,740
Swap contracts	(1,228,022)	49,293
Net change in unrealized appreciation/depreciation of:
Investments	(3,551,705)	(7,504,344)
Swap contracts	(2,088,903)	168,911

Net loss on investment transactions	(9,530,547)	(4,574,400)

Net Increase in Net Assets from Operations	$18,814,081	$18,013,185

See notes to financial statements.

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	National
	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$37,493,838	$35,552,711
Net realized gain on investment transactions	1,505,765	4,618,994
Net change in unrealized appreciation/depreciation of investments	(11,283,481)	32,716,672

Net increase in net assets from operations	27,716,122	72,888,377
Dividends to Shareholders from
Net investment income
Class A	(28,216,388)	(27,843,101)
Class B	(362,561)	(564,990)
Class C	(5,248,756)	(4,883,939)
Advisor Class	(3,869,592)	(2,461,762)
Capital Stock Transactions
Net increase (decrease)	(56,690,372)	80,318,091
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	54	2,424

Total increase (decrease)	(66,671,493)	117,455,100
Net Assets
Beginning of period	950,482,122	833,027,022

End of period (including distributions in excess of net investment income of ($365,816) and ($341,746), respectively)	$883,810,629	$950,482,122

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	79

Statement of Changes in Net Assets

	High Income Municipal
	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,159,999	$6,878,062
Net realized gain (loss) on investment transactions	(7,834,205)	556,386
Net change in unrealized appreciation/depreciation of investments	(4,004,271)	13,918,408

Net increase in net assets from operations	13,321,523	21,352,856
Dividends and Distributions to Shareholders from
Net investment income
Class A	(14,115,104)	(4,145,827)
Class C	(3,642,925)	(1,243,361)
Advisor Class	(8,139,951)	(1,882,204)
Net realized gain on investment transactions
Class A	(580,680)	– 0	–
Class C	(181,716)	– 0	–
Advisor Class	(305,055)	– 0	–
Capital Stock Transactions
Net increase	159,050,123	396,117,543

Total increase	145,406,215	410,199,007
Net Assets
Beginning of period	410,199,007	– 0	–

End of period (including undistributed net investment income of $402,311 and distributions in excess of ($69,111), respectively)	$555,605,222	$410,199,007

(a)	Commencement of operations.

See notes to financial statements.

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	California
	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$28,344,628	$31,097,257
Net realized gain (loss) on investment transactions	(3,889,939)	4,262,638
Net change in unrealized appreciation/depreciation of investments	(5,640,608)	24,592,664

Net increase in net assets from operations	18,814,081	59,952,559
Dividends and Distributions to Shareholders from
Net investment income
Class A	(22,511,724)	(25,209,039)
Class B	(136,567)	(239,072)
Class C	(3,772,277)	(4,075,735)
Advisor Class	(829,448)	(490,907)
Net realized gain on investment transactions
Class A	(646,295)	– 0	–
Class B	(5,621)	– 0	–
Class C	(127,783)	– 0	–
Advisor Class	(14,140)	– 0	–
Capital Stock Transactions
Net decrease	(81,619,517)	(41,260,270)

Total decrease	(90,849,291)	(11,322,464)
Net Assets
Beginning of period	735,261,877	746,584,341

End of period (including distributions in excess of net investment income of ($544,865) and ($443,096), respectively)	$644,412,586	$735,261,877

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	81

Statement of Changes in Net Assets

	New York
	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,587,585	$21,842,165
Net realized gain on investment transactions	2,761,033	323,399
Net change in unrealized appreciation/depreciation of investments	(7,335,433)	19,196,949

Net increase in net assets from operations	18,013,185	41,362,513
Dividends to Shareholders from
Net investment income
Class A	(18,983,863)	(18,200,604)
Class B	(611,653)	(960,434)
Class C	(2,516,062)	(2,350,517)
Advisor Class	(522,871)	(377,267)
Capital Stock Transactions
Net increase (decrease)	(42,784,833)	69,169,043

Total increase (decrease)	(47,406,097)	88,642,734
Net Assets
Beginning of period	645,064,987	556,422,253

End of period (including distributions in excess of net investment income of ($345,275) and ($347,704), respectively)	$597,658,890	$645,064,987

See notes to financial statements.

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended October 31, 2011

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$27,021,799
Interest expense paid	(542,766)
Operating expenses paid	(3,701,991)
Purchases of long-term investments	(356,090,782)
Proceeds from disposition of long-term investments	192,446,941
Purchases of short-term investments, net	(1,122,035)
Proceeds on swap contracts, net	1,017,826

Net decrease in cash from operating activities		(140,971,008)
Financing Activities:
Cash dividends paid	(11,146,948)
Subscriptions of capital stock, net	143,624,286
Increase in payable for floating rate notes issued	8,500,000

Net increase in cash from financing activities		140,977,338

Net increase in cash		6,330
Cash at beginning of period		(6,330)

Cash at end of period		$(0)

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$13,321,523
Adjustments:
Increase in interest and dividends receivable	$(2,827,024)
Net accretion of bond discount and amortization of bond premium	372,239
Increase in accrued expenses	71,828
Purchases of long-term investments	(356,090,782)
Proceeds from disposition of long-term investments	192,446,941
Purchases of short-term investments, net	(1,122,035)
Proceeds on swap contracts, net	1,017,826
Net realized loss on investment and foreign currency transactions	7,834,205
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated. assets and liabilities.	4,004,271

Total adjustments		(154,292,531)

Net decrease in cash from operating activities		$(140,971,008)

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	83

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio (the “Portfolios”). The California Portfolio II, formerly a series of the Fund, was acquired by the California Portfolio and ceased operations on January 23, 2009. The National II Portfolio, formerly a series of the Fund, was acquired by the National Portfolio and ceased operations on June 26, 2009. The High Income Municipal Portfolio commenced operations on January 26, 2010. Each series is considered to be a separate entity for financial reporting and tax purposes. The National Portfolio, California Portfolio and New York Portfolio offer Class A, Class B, Class C and Advisor Class shares. The High Income Municipal Portfolio offers Class A, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	85

Notes to Financial Statements

securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of October 31, 2011:

National Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$755,991,095		$108,793,911		$864,785,006
Short-Term Investments		6,388,080		– 0	–	– 0	–	6,388,080

Total Investments in Securities		6,388,080		755,991,095		108,793,911		871,173,086
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	1,020,762		1,020,762
Liabilities:
Interest Rate Swap Contracts		– 0	–	– 0	–	(1,269,548)		(1,269,548)

Total		$6,388,080		$755,991,095		$108,545,125		$870,924,300

High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$468,172,566		$138,274,159		$606,446,725
Short-Term Investments		1,122,035		– 0	–	– 0	–	1,122,035

Total Investments in Securities		1,122,035		468,172,566		138,274,159		607,568,760
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	244,031		1,165,152		1,409,183
Credit Default Swap Contracts		– 0	–	87,930		– 0	–	87,930
Liabilities:
Interest Rate Swap Contracts		– 0	–	(1,066,035)		– 0	–	(1,066,035)

Total		$1,122,035		$467,438,492		$139,439,311		$607,999,838

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	87

Notes to Financial Statements

California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$608,182,073		$43,699,117		$651,881,190

Total Investments in Securities		– 0	–	608,182,073		43,699,117		651,881,190
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	2,371,274		2,371,274
Liabilities:
Interest Rate Swap Contracts		– 0	–	– 0	–	(9,886,994)		(9,886,994)

Total	$	– 0	–	$608,182,073		$ 36,183,397		$644,365,470

New York Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$561,207,929		$28,619,698		$589,827,627
Short-Term Investments		978,127		– 0	–	– 0	–	978,127

Total Investments in Securities		978,127		561,207,929		28,619,698		590,805,754
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	971,931		971,931
Liabilities:
Interest Rate Swap Contracts		– 0	–	– 0	–	(554,981)		(554,981)

Total		$978,127		$561,207,929		$29,036,648		$591,222,704

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

National Portfolio	Long-Term Municipal Bonds			Interest Rate Swap Contracts			Total
Balance as of 10/31/10	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		(453,042)			– 0	–		(453,042)
Realized gain (loss)		22,396			179,389			201,785
Change in unrealized appreciation/depreciation		(1,940,282)			(489,275)			(2,429,557)
Purchases		3,769,634			– 0	–		3,769,634
Sales		(1,670,250)			– 0	–		(1,670,250)
Settlements		– 0	–		(179,389)			(179,389)
Transfers in to Level 3+		109,065,455			240,489			109,305,944
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 10/31/11		$108,793,911			$(248,786)			$108,545,125

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/11*		$(1,940,282)			$(489,275)			$(2,429,557)

High Income Municipal Portfolio	Long-Term Municipal Bonds			Interest Rate Swap Contracts			Total
Balance as of 10/31/10	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		361,294			– 0	–		361,294
Realized gain (loss)		(113,105)			321,552			208,447
Change in unrealized appreciation/depreciation		(696,850)			536,052			(160,798)
Purchases		59,415,634			– 0	–		59,415,634
Sales		(2,058,290)			– 0	–		(2,058,290)
Settlements		– 0	–		(321,552)			(321,552)
Transfers in to Level 3+		81,365,476			629,100			81,994,576
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 10/31/11		$138,274,159			$1,165,152			$139,439,311

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/11*		$(696,850)			$536,052			$(160,798)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	89

Notes to Financial Statements

California Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts			Total
Balance as of 10/31/10	$ – 0	–	$	– 0	–	– 0	–
Accrued discounts/(premiums)	51,809			– 0	–	51,809
Realized gain (loss)	11,896			(1,228,022)		(1,216,126)
Change in unrealized appreciation/depreciation	106,683			(2,088,903)		(1,982,220)
Purchases	3,081,505			– 0	–	3,081,505
Sales	(1,140,000)			– 0	–	(1,140,000)
Settlements	– 0	–		1,228,022		1,228,022
Transfers in to Level 3+	41,587,224			(5,426,817)		36,160,407
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 10/31/11	$43,699,117			$(7,515,720)		$36,183,397

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/11*	$106,683			$(2,088,903)		$(1,982,220)

New York Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts			Total
Balance as of 10/31/10	$–0	–	$	– 0	–	$ – 0	–
Accrued discounts/(premiums)	(13,225)			– 0	–	(13,225)
Realized gain (loss)	735			49,293		50,028
Change in unrealized appreciation/depreciation	(866,624)			168,911		(697,713)
Purchases	6,332,119			– 0	–	6,332,119
Sales	(288,750)			– 0	–	(288,750)
Settlements	– 0	–		(49,293)		(49,293)
Transfers in to Level 3+	23,455,443			248,039		23,703,482
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 10/31/11	$28,619,698			$416,950		$29,036,648

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/11*	$(866,624)			$168,911		$(697,713)

+	Transferred out of Level 2 into Level 3 due to insufficient observable inputs.
*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

Offering expenses of $137,871 were deferred and amortized on a straight line basis over a one year period starting from January 26, 2010 (commencement of operations) for the High Income Municipal Portfolio.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolios pays the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
National	.45%	.40%	.35%
High Income Municipal	.50%	.45%	.40%
California	.45%	.40%	.35%
New York	.45%	.40%	.35%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	91

Notes to Financial Statements

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total Portfolio operating expenses as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

	January 26, 2010(a) to October 31, 2011
Portfolio	Class A	Class C	Advisor Class
High Income Municipal	.80%	1.50%	.50%

	Effective January 1, 2009
Portfolio	Class A	Class B	Class C	Advisor Class(b)
National	.75%	1.45%	1.45%	.45%
California	.75%	1.45%	1.45%	.45%
New York	.75%	1.45%	1.45%	.45%

Fees waived and expenses borne by the Adviser are subject to repayment by the High Income Municipal Portfolio until January 26, 2013. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentages set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before January 31, 2012.

This contractual agreement extends through the end of the Portfolios’ current fiscal year and may be extended by the Adviser for additional one year terms.

(a)	Commenced operations on January 26, 2010.

(b)	Commenced distributions on August 6, 2008.

For the year ended October 31, 2011, such reimbursements amounted to $1,039,593, $565,395, $661,662 and $721,844 for National, High Income Municipal, California and New York Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended October 31, 2011, such fees amounted to $80,113, $62,632 and $69,449 for National, California and New York Portfolios, respectively. For the year ended October 31, 2011, the Adviser voluntarily waived such fees in the amount of $70,347 on the High Income Municipal Portfolio.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: National Portfolio, $204,242;

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

High Income Municipal Portfolio, $43,454; California Portfolio, $106,110 and New York Portfolio, $105,435 for the year ended October 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended October 31, 2011 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B	Class C
National	$ – 0	–	$45,242	$4,930	$21,815
High Income Municipal	122		73,190	N/A	63,414
California	503		13,557	4,245	3,560
New York	– 0	–	60,193	5,347	23,006

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended October 31, 2011 is as follows:

Portfolio	Market Value October 31, 2010 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2011 (000)		Dividend Income (000)
National	$	– 0	–	$50,742	$44,354	$6,388		$1
High Income Municipal		– 0	–	108,097	106,975	1,122		3
California		– 0	–	60,684	60,684	– 0	–	1
New York		– 0	–	35,005	34,027	978		1

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of .30 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	93

Notes to Financial Statements

such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
National	$3,467,147	$5,601,095
High Income Municipal	N/A	465,273
California	6,852,468	6,606,871
New York	6,119,494	3,547,895

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment and U.S. government securities (excluding short-term investments) for the year ended October 31, 2011, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
National	$66,399,068	$	– 0	–	$136,622,310	$	– 0	–
High Income Municipal	345,864,679		– 0	–	193,874,712		– 0	–
California	76,906,495		– 0	–	162,120,647		– 0	–
New York	40,846,573		– 0	–	84,940,997		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
National	$847,730,696	$28,198,018	$ (13,969,337)	$14,228,681
High Income Municipal	537,764,236	15,708,017	(6,907,040)	8,800,977
California	611,999,567	45,734,407	(10,303,754)	35,430,653
New York	569,433,513	24,870,213	(3,497,972)	21,372,241

1. Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swap Agreements

Each Portfolio may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	95

Notes to Financial Statements

In addition, each Portfolio may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2011, the National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended October 31, 2011, High Income Municipal Portfolio held credit default swaps for hedging purposes.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. At October 31, 2011, the High Income Municipal Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $5,000,000, with net unrealized appreciation of $87,930, and a term to maturity of 4 years, as reflected in the portfolio of investments.

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of October 31, 2011, the National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio had interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $1,269,548, $1,066,035, $9,886,994 and $554,981, at October 31, 2011, respectively.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	97

Notes to Financial Statements

At October 31, 2011, the Portfolios had entered into the following derivatives:

National Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$1,020,762	Unrealized depreciation on interest rate swap contracts	$1,269,548

Total		$1,020,762		$1,269,548

The effect of derivative instruments on the statement of operations for the year ended October 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$179,389	$ (489,275)

Total		$179,389	$(489,275)

For the year ended October 31, 2011 the average monthly notional amount of interest rate swaps was $16,045,000.

High Income Municipal Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on credit default swap contracts	$87,930
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	1,409,183	Unrealized depreciation on interest rate swap contracts	$1,066,035

Total		$1,497,113		$1,066,035

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended October 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$1,142,877	$ (726,057)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	218,450	(442,454)

Total		$1,361,327	$(1,168,511)

For the year ended October 31, 2011, the average monthly notional amount of interest rate swaps was $27,846,154 and the average monthly notional amount of credit default swaps was $7,153,846.

California Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$2,371,274	Unrealized depreciation on interest rate swap contracts	$9,886,994

Total		$2,371,274		$9,886,994

The effect of derivative instruments on the statement of operations for the year ended October 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$ (1,228,022)	$ (2,088,903)

Total		$(1,228,022)	$(2,088,903)

For the year ended October 31, 2011, the average monthly notional amount of interest rate swaps was $52,100,000.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	99

Notes to Financial Statements

New York Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$971,931	Unrealized depreciation on interest rate swap contracts	$554,981

Total		$971,931		$554,981

The effect of derivative instruments on the statement of operations for the year ended October 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$49,293	$168,911

Total		$49,293	$168,911

For the year ended October 31, 2011, the average monthly notional amount of interest rate swaps was $9,800,000.

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE E

Capital Stock

The Fund has allocated 18,100,000,000 of authorized shares to the National Portfolio of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 100,000,000 is allocated to Advisor Class shares; 9,100,000,000 of authorized shares to the High Income Municipal Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B (not currently offered) and Class C shares and 100,000,000 is allocated to Advisor Class shares; 18,050,000,000 of authorized shares to the California Portfolio, of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares and 9,050,000,000 of authorized shares to the New York Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares. Transactions in capital shares for each class were as follows:

	National Portfolio*
	Shares		Amount
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

Class A
Shares sold	9,176,341	16,420,325	$89,815,270	$161,626,655

Shares issued in reinvestment of dividends	1,527,061	1,471,633	14,846,423	14,467,986

Shares converted from Class B	294,057	428,237	2,861,563	4,201,559

Shares redeemed	(17,558,882)	(14,147,524)	(169,567,788)	(138,805,821)

Net increase (decrease)	(6,561,423)	4,172,671	$(62,044,532)	$41,490,379

Class B
Shares sold	36,314	42,705	$355,236	$419,124

Shares issued in reinvestment of dividends	19,801	30,948	191,840	303,049

Shares converted to Class A	(294,448)	(428,867)	(2,861,563)	(4,201,559)

Shares redeemed	(286,204)	(412,688)	(2,759,934)	(4,050,294)

Net decrease	(524,537)	(767,902)	$(5,074,421)	$(7,529,680)

Class C
Shares sold	1,777,414	3,283,679	$17,311,053	$32,299,565

Shares issued in reinvestment of dividends	332,200	308,863	3,225,586	3,033,893

Shares redeemed	(3,307,401)	(2,045,436)	(31,865,092)	(20,042,065)

Net increase (decrease)	(1,197,787)	1,547,106	$(11,328,453)	$15,291,393

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	101

Notes to Financial Statements

	National Portfolio*
	Shares		Amount
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

Advisor Class
Shares sold	5,953,155	4,887,041	$58,138,862	$48,149,992

Shares issued in reinvestment of dividends	294,154	183,237	2,862,831	1,804,781

Shares redeemed	(4,030,497)	(1,915,089)	(39,244,659)	(18,888,774)

Net increase	2,216,812	3,155,189	$21,757,034	$31,065,999

*	For the years ended October 31, 2011 and October 31, 2010, the Portfolio received $54 and $2,424, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

	High Income Municipal Portfolio
	Shares		Amount
	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Class A
Shares sold	15,162,614	23,472,847	$149,580,661	$242,881,950

Shares issued in reinvestment of dividends and distributions	776,398	192,329	7,649,612	2,017,362

Shares redeemed	(11,071,618)	(1,174,741)	(109,841,911)	(12,372,785)

Net increase	4,867,394	22,490,435	$47,388,362	$232,526,527

Class C
Shares sold	3,830,571	6,448,238	$38,095,349	$66,162,208

Shares issued in reinvestment of dividends and distributions	231,058	66,847	2,273,638	698,820

Shares redeemed	(1,993,118)	(67,580)	(19,555,570)	(711,717)

Net increase	2,068,511	6,447,505	$20,813,417	$66,149,311

Advisor Class
Shares sold	14,583,258	10,726,493	$145,302,474	$110,654,554

Shares issued in reinvestment of dividends and distributions	575,460	112,291	5,668,144	1,181,123

Shares redeemed	(6,098,288)	(1,406,016)	(60,122,274)	(14,393,972)

Net increase	9,060,430	9,432,768	$90,848,344	$97,441,705

(a)	Commencement of operations.

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	California Portfolio
	Shares		Amount
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

Class A
Shares sold	2,155,117	4,167,041	$22,855,198	$44,499,540

Shares issued in reinvestment of dividends and distributions	1,080,721	1,173,104	11,420,218	12,575,127

Shares converted from Class B	117,487	221,902	1,242,135	2,377,092

Shares redeemed	(10,908,090)	(8,911,080)	(114,974,866)	(95,476,107)

Net decrease	(7,554,765)	(3,349,033)	$(79,457,315)	$(36,024,348)

Class B
Shares sold	4,937	28,847	$51,982	$307,777

Shares issued in reinvestment of dividends and distributions	8,945	14,663	94,378	156,846

Shares converted to Class A	(117,487)	(221,927)	(1,242,135)	(2,377,092)

Shares redeemed	(112,951)	(181,972)	(1,183,123)	(1,940,280)

Net decrease	(216,556)	(360,389)	$(2,278,898)	$(3,852,749)

Class C
Shares sold	736,914	921,588	$7,785,820	$9,892,528

Shares issued in reinvestment of dividends and distributions	197,577	199,298	2,087,262	2,135,465

Shares redeemed	(1,832,510)	(1,692,829)	(19,249,762)	(18,150,186)

Net decrease	(898,019)	(571,943)	$(9,376,680)	$(6,122,193)

Advisor Class
Shares sold	1,571,791	1,088,775	$16,536,391	$11,713,517

Shares issued in reinvestment of dividends and distributions	45,731	27,397	485,305	293,824

Shares redeemed	(708,607)	(676,224)	(7,528,320)	(7,268,321)

Net increase	908,915	439,948	$9,493,376	$4,739,020

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	103

Notes to Financial Statements

	New York Portfolio
	Shares		Amount
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

Class A
Shares sold	11,582,846	12,438,755	$112,501,190	$122,845,450

Shares issued in reinvestment of dividends	1,075,937	1,042,063	10,507,103	10,291,395

Shares converted from Class B	646,049	916,704	6,319,708	9,052,840

Shares redeemed	(15,426,775)	(8,689,513)	(149,480,966)	(85,927,184)

Net increase (decrease)	(2,121,943)	5,708,009	$(20,152,965)	$56,262,501

Class B
Shares sold	26,186	65,377	$256,111	$644,368

Shares issued in reinvestment of dividends	46,075	71,700	448,420	705,777

Shares converted to Class A	(646,775)	(917,796)	(6,319,708)	(9,052,840)

Shares redeemed	(474,090)	(524,746)	(4,585,088)	(5,163,597)

Net decrease	(1,048,604)	(1,305,465)	$(10,200,265)	$(12,866,292)

Class C
Shares sold	1,653,637	3,228,153	$16,256,937	$31,918,700

Shares issued in reinvestment of dividends	176,573	158,572	1,723,049	1,565,628

Shares redeemed	(2,951,083)	(1,306,847)	(28,610,999)	(12,864,124)

Net increase (decrease)	(1,120,873)	2,079,878	$(10,631,013)	$20,620,204

Advisor Class
Shares sold	594,323	801,171	$5,768,386	$7,924,303

Shares issued in reinvestment of dividends	24,861	17,072	243,046	168,961

Shares redeemed	(799,706)	(299,909)	(7,812,022)	(2,940,634)

Net increase (decrease)	(180,522)	518,334	$(1,800,590)	$5,152,630

NOTE F

Risks Involved in Investing in the Portfolios

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolios of the AllianceBernstein Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolios may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios’ income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios’ yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value and possibly the market value of the shares.

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolios receive cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	105

Notes to Financial Statements

securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolios continue to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements “Floating Rate Notes Issued in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolios may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended October 31, 2011.

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

National Portfolio	2011	2010
Distributions paid from:
Ordinary income	$480,252	$436,521
Tax-exempt income	37,217,045	35,317,271

Total distributions paid	$37,697,297	$35,753,792

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$740,570
Accumulated capital and other losses	– 0	–(a)
Unrealized appreciation/(depreciation)	13,960,528	(b)

Total accumulated earnings/(deficit)	$14,701,098	(c)

(a)	During the fiscal year ended October 31, 2011, the Portfolio utilized capital loss carryforwards of $1,296,025. The Portfolio had $9,179,009 of capital loss carryforwards expire in the fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swap income, and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income and the expiration of capital loss carryforwards resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

High Income Municipal Portfolio	2011	2010
Distributions paid from:
Ordinary income	$1,854,474	$1,180,384
Tax-exempt income	25,110,957	6,091,008

Total distributions paid	$26,965,431	$7,271,392

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	107

Notes to Financial Statements

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$1,470,957
Accumulated capital and other losses	(9,173,188	)(a)
Unrealized appreciation/(depreciation)	9,108,514	(b)

Total accumulated earnings/(deficit)	$1,406,283	(c)

(a)

On October 31, 2011, the Portfolio had a net capital loss carryforward of $9,173,188 which expires in the year 2019. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swap income, and the tax treatment of tender option bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the amortization of offering costs.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, dividend reclassifications, and nondeductible offering costs resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

California Portfolio	2011	2010
Distributions paid from:
Ordinary income	$616,108	$514,753
Net long-term capital gains	724,574	– 0 –

Total taxable distributions paid	1,340,682	514,753
Tax-exempt income	26,703,173	29,500,000

Total distributions paid	$28,043,855	$30,014,753

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(2,658,003	)(a)
Unrealized appreciation/(depreciation)	28,123,766	(b)

Total accumulated earnings/(deficit)	$25,465,763	(c)

(a)

On October 31, 2011, the Portfolio had a net capital loss carryforward of $2,658,003 which expires in the year 2019. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swap income and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

108	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, dividend reclassifications, and taxable overdistributions resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

New York Portfolio	2011	2010
Distributions paid from:
Ordinary income	$229,249	$222,344
Tax-exempt income	22,405,200	21,666,478

Total distributions paid	$22,634,449	$21,888,822

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$257,209
Accumulated capital and other losses	(627,355	)(a)
Unrealized appreciation/(depreciation)	21,839,927	(b)

Total accumulated earnings/(deficit)	$21,469,781	(c)

(a)

On October 31, 2011, the Portfolio had a net capital loss carryforward of $627,355 of which $320 expires in the year 2015 and $627,035 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2011, the Portfolio utilized capital loss carryforwards of $2,553,061. The Portfolio had $943,094 of capital loss carryforwards expire in the fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income and the expiration of capital loss carryforwards resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (Fixed Rate Bond) to a broker for cash. The broker deposits the fixed rate bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third par-

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	109

Notes to Financial Statements

ties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP disclosure requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios expense ratio. At October 31, 2011, the amount of the Portfolio’s Floating Rate Notes outstanding was $9,200,000, $60,955,000 and $4,445,000 and the related interest rate was 0.14% to 0.16%, 0.14% to 0.16% and 0.14% for National, High Income Municipal and California Portfolios, respectively.

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing.

NOTE J

Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

110	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class A
	Year Ended October 31,
	2011	2010		2009	2008	2007

Net asset value, beginning of period	$ 10.04	$ 9.62		$ 8.90	$ 10.03	$ 10.22

Income From Investment Operations
Net investment income(a)(b)	.43	.41		.40	.42	.44
Net realized and unrealized gain (loss) on investment transactions	(.07)	.42		.74	(1.13)	(.19)

Net increase (decrease) in net asset value from operations	.36	.83		1.14	(.71)	.25

Less: Dividends
Dividends from net investment income	(.43)	(.41)		(.42)	(.42)	(.44)

Net asset value, end of period	$ 9.97	$ 10.04		$ 9.62	$ 8.90	$ 10.03

Total Return
Total investment return based on net asset value(c)	3.80%	8.81%		13.11%	(7.32)%	2.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$641,972	$712,033		$642,319	$401,886	$361,701
Ratio to average net assets of:
Expenses, net of fee waivers	.76%	.76	%(d)	.74%	.68%	.68%
Expenses, net of fee waivers, excluding interest expense	.75%	.75	%(d)	.74%	.68%	.68%
Expenses, before fee waivers	.88%	.87	%(d)	.89%	.91%	.92%
Expenses, before fee waivers, excluding interest expense	.87%	.87	%(d)	.89%	.91%	.92%
Net investment income(a)	4.42%	4.16	%(d)	4.47%	4.31%	4.38%
Portfolio turnover rate	8%	13%		11%	24%	15%

See footnote summary on page 125.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	111

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class B
	Year Ended October 31,
	2011	2010		2009	2008	2007

Net asset value, beginning of period	$ 10.02	$ 9.61		$ 8.89	$ 10.02	$ 10.21

Income From Investment Operations
Net investment income(a)(b)	.36	.34		.34	.35	.37
Net realized and unrealized gain (loss) on investment transactions	(.06)	.41		.73	(1.13)	(.19)

Net increase (decrease) in net asset value from operations	.30	.75		1.07	(.78)	.18

Less: Dividends
Dividends from net investment income	(.36)	(.34)		(.35)	(.35)	(.37)

Net asset value, end of period	$ 9.96	$ 10.02		$ 9.61	$ 8.89	$ 10.02

Total Return
Total investment return based on net asset value(c)	3.19%	7.97%		12.35%	(7.97)%	1.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,334	$12,640		$19,492	$14,988	$25,332
Ratio to average net assets of:
Expenses, net of fee waivers	1.46%	1.46	%(d)	1.44%	1.38%	1.38%
Expenses, net of fee waivers, excluding interest expense	1.45%	1.45	%(d)	1.44%	1.38%	1.38%
Expenses, before fee waivers	1.60%	1.60	%(d)	1.61%	1.63%	1.63%
Expenses, before fee waivers, excluding interest expense	1.59%	1.59	%(d)	1.61%	1.63%	1.63%
Net investment income(a)	3.74%	3.48	%(d)	3.80%	3.61%	3.69%
Portfolio turnover rate	8%	13%		11%	24%	15%

See footnote summary on page 125.

112	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class C
	Year Ended October 31,
	2011	2010		2009	2008	2007

Net asset value, beginning of period	$ 10.03	$ 9.61		$ 8.89	$ 10.02	$ 10.21

Income From Investment Operations
Net investment income(a)(b)	.36	.34		.34	.35	.37
Net realized and unrealized gain (loss) on investment transactions	(.07)	.42		.73	(1.13)	(.19)

Net increase (decrease) in net asset value from operations	.29	.76		1.07	(.78)	.18

Less: Dividends
Dividends from net investment income	(.36)	(.34)		(.35)	(.35)	(.37)

Net asset value, end of period	$ 9.96	$ 10.03		$ 9.61	$ 8.89	$ 10.02

Total Return
Total investment return based on net asset value(c)	3.09%	8.07%		12.34%	(7.98)%	1.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$140,265	$153,200		$131,971	$63,704	$60,613
Ratio to average net assets of:
Expenses, net of fee waivers	1.46%	1.46	%(d)	1.44%	1.38%	1.38%
Expenses, net of fee waivers, excluding interest expense	1.45%	1.45	%(d)	1.44%	1.38%	1.38%
Expenses, before fee waivers	1.58%	1.58	%(d)	1.60%	1.61%	1.62%
Expenses, before fee waivers, excluding interest expense	1.57%	1.57	%(d)	1.60%	1.61%	1.62%
Net investment income(a)	3.72%	3.47	%(d)	3.76%	3.61%	3.68%
Portfolio turnover rate	8%	13%		11%	24%	15%

See footnote summary on page 125.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	113

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Advisor Class
	Year Ended October 31,				August 6, 2008(e) to October 31, 2008
	2011	2010		2009

Net asset value, beginning of period	$ 10.04	$ 9.62		$ 8.90	$ 9.66

Income From Investment Operations
Net investment income(a)(b)	.46	.44		.42	.09
Net realized and unrealized gain (loss) on investment transactions	(.07)	.42		.74	(.74)

Net increase (decrease) in net asset value from operations	.39	.86		1.16	(.65)

Less: Dividends
Dividends from net investment income	(.46)	(.44)		(.44)	(.11)

Net asset value, end of period	$ 9.97	$ 10.04		$ 9.62	$ 8.90

Total Return
Total investment return based on net asset value(c)	4.11%	9.14%		13.45%	(6.79)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$94,240	$72,609		$39,245	$1,482
Ratio to average net assets of:
Expenses, net of fee waivers	.46%	.46	%(d)	.45%	.38	%(f)
Expenses, net of fee waivers, excluding interest expense	.45%	.45	%(d)	.45%	.38	%(f)
Expenses, before fee waivers	.58%	.57	%(d)	.57%	.69	%(f)
Expenses, before fee waivers, excluding interest expense	.57%	.57	%(d)	.57%	.69	%(f)
Net investment income(a)	4.70%	4.45	%(d)	4.55%	5.19	%(f)
Portfolio turnover rate	8%	13%		11%	24%

See footnote summary on page 125.

114	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	High Income Municipal Portfolio
	Class A
	Year Ended October 31, 2011	January 26, 2010(e) to October 31, 2010

Net asset value, beginning of period	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.54	.40
Net realized and unrealized gain (loss) on investment transactions	(.42)	.71

Net increase in net asset value from operations	.12	1.11

Less: Dividends and Distributions
Dividends from net investment income	(.56)	(.42)
Distributions from net realized gain on investment transactions	(.03)	– 0	–

Total dividends and distributions	(.59)	(.42)

Net asset value, end of period	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	1.47%	11.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$279,661	$240,484
Ratio to average net assets of:
Expenses, net of fee waivers	.92%	.90	%(d)(f)(g)
Expenses, net of fee waivers, excluding interest expense	.80%	.78	%(d)(f)(g)
Expenses, before fee waivers	1.06%	1.27	%(d)(f)
Expenses, before waivers/reimbursements, excluding interest expense	.94%	1.15	%(d)(f)
Net investment income(a)	5.51%	5.29	%(d)(f)
Portfolio turnover rate	43%	27%

See footnote summary on page 125.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	115

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	High Income Municipal Portfolio
	Class C
	Year Ended October 31, 2011	January 26, 2010(e) to October 31, 2010

Net asset value, beginning of period	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.47	.36
Net realized and unrealized gain (loss) on investment transactions	(.42)	.69

Net increase in net asset value from operations	.05	1.05

Less: Dividends and Distributions
Dividends from net investment income	(.49)	(.36)
Distributions from net realized gain on investment transactions	(.03)	– 0	–

Total dividends and distributions	(.52)	(.36)

Net asset value, end of period	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	.76%	10.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,012	$68,911
Ratio to average net assets of:
Expenses, net of fee waivers	1.62%	1.59	%(d)(f)(g)
Expenses, net of fee waivers, excluding interest expense	1.50%	1.47	%(d)(f)(g)
Expenses, before fee waivers	1.76%	2.00	%(d)(f)
Expenses, before fee waivers/reimbursements, excluding interest expense	1.64%	1.87	%(d)(f)
Net investment income(a)	4.81%	4.63	%(d)(f)
Portfolio turnover rate	43%	27%

See footnote summary on page 125.

116	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	High Income Municipal Portfolio
	Advisor Class
	Year Ended October 31, 2011	January 26, 2010(e) to October 31, 2010

Net asset value, beginning of period	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.57	.43
Net realized and unrealized gain (loss) on investment transactions	(.42)	.70

Net increase in net asset value from operations	.15	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.59)	(.44)
Distributions from net realized gain on investment transactions	(.03)	– 0	–

Total dividends and distributions	(.62)	(.44)

Net asset value, end of period	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	1.77%	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$188,932	$100,804
Ratio to average net assets of:
Expenses, net of fee waivers	.62%	.57	%(d)(f)(g)
Expenses, net of fee waivers, excluding interest expense	.50%	.45	%(d)(f)(g)
Expenses, before fee waivers	.76%	1.12	%(d)(f)
Expenses, before fee waivers/reimbursements, excluding interest expense	.64%	1.00	%(d)(f)
Net investment income(a)	5.81%	5.56	%(d)(f)
Portfolio turnover rate	43%	27%

See footnote summary on page 125.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	117

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class A
Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.94	$ 10.51	$ 9.85	$ 10.88	$ 11.07

Income From Investment Operations
Net investment income(a)(b)	.46	.46	.47	.46	.46
Net realized and unrealized gain (loss) on investment transactions	(.10)	.42	.64	(1.04)	(.20)

Net increase (decrease) in net asset value from operations	.36	.88	1.11	(.58)	.26

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.45)	(.45)	(.45)	(.45)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.45)	(.45)	(.45)	(.45)

Net asset value, end of period	$ 10.84	$ 10.94	$ 10.51	$ 9.85	$ 10.88

Total Return
Total investment return based on net asset value(c)	3.47%	8.49%	11.56%	(5.52)%	2.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$511,656	$599,027	$610,558	$553,120	$594,039
Ratio to average net assets of:
Expenses, net of fee waivers	.76%	.75	%(d)	.75%	.77%	.77%
Expenses, net of fee waivers, excluding interest expense	.75%	.75	%(d)	.75%	.77%	.77%
Expenses, before fee waivers	.86%	.85	%(d)	.86%	.85%	.85%
Expenses, before fee waivers, excluding interest expense	.85%	.84	%(d)	.86%	.85%	.85%
Net investment income(a)	4.39%	4.30	%(d)	4.61%	4.30%	4.19%
Portfolio turnover rate	12%	8%	9%	2%	21%

See footnote summary on page 125.

118	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class B
Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.94	$ 10.50	$ 9.84	$ 10.87	$ 11.07

Income From Investment Operations
Net investment income(a)(b)	.39	.38	.39	.38	.38
Net realized and unrealized gain (loss) on investment transactions	(.11)	.43	.65	(1.03)	(.20)

Net increase (decrease) in net asset value from operations	.28	.81	1.04	(.65)	.18

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.37)	(.38)	(.38)	(.38)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.37)	(.38)	(.38)	(.38)

Net asset value, end of period	$ 10.84	$ 10.94	$ 10.50	$ 9.84	$ 10.87

Total Return
Total investment return based on net asset value(c)	2.75%	7.85%	10.80%	(6.18)%	1.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,872	$5,267	$8,845	$16,413	$43,581
Ratio to average net assets of:
Expenses, net of fee waivers	1.46%	1.45	%(d)	1.45%	1.47%	1.47%
Expenses, net of fee waivers, excluding interest expense	1.45%	1.45	%(d)	1.45%	1.47%	1.47%
Expenses, before fee waivers	1.58%	1.57	%(d)	1.57%	1.56%	1.56%
Expenses, before fee waivers, excluding interest expense	1.57%	1.56	%(d)	1.57%	1.56%	1.56%
Net investment income(a)	3.70%	3.61	%(d)	3.93%	3.57%	3.48%
Portfolio turnover rate	12%	8%	9%	2%	21%

See footnote summary on page 125.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	119

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class C
Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.93	$ 10.50	$ 9.84	$ 10.88	$ 11.07

Income From Investment Operations
Net investment income(a)(b)	.39	.39	.39	.38	.38
Net realized and unrealized gain (loss) on investment transactions	(.11)	.41	.65	(1.04)	(.19)

Net increase (decrease) in net asset value from operations	.28	.80	1.04	(.66)	.19

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.37)	(.38)	(.38)	(.38)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.37)	(.38)	(.38)	(.38)

Net asset value, end of period	$ 10.83	$ 10.93	$ 10.50	$ 9.84	$ 10.88

Total Return
Total investment return based on net asset value(c)	2.75%	7.75%	10.79%	(6.28)%	1.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$106,547	$117,354	$118,726	$101,126	$111,697
Ratio to average net assets of:
Expenses, net of fee waivers	1.46%	1.45	%(d)	1.45%	1.47%	1.47%
Expenses, net of fee waivers, excluding interest expense	1.45%	1.45	%(d)	1.45%	1.47%	1.47%
Expenses, before fee waivers	1.56%	1.55	%(d)	1.56%	1.55%	1.55%
Expenses, before fee waivers, excluding interest expense	1.55%	1.55	%(d)	1.56%	1.55%	1.55%
Net investment income(a)	3.69%	3.60	%(d)	3.91%	3.60%	3.49%
Portfolio turnover rate	12%	8%	9%	2%	21%

See footnote summary on page 125.

120	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Advisor Class
Year Ended October 31,	August 6, 2008(e) to October 31, 2008
2011	2010	2009

Net asset value, beginning of period	$ 10.94	$ 10.51	$ 9.85	$ 10.51

Income From Investment Operations
Net investment income(a)(b)	.49	.49	.48	.08
Net realized and unrealized gain (loss) on investment transactions	(.10)	.42	.66	(.63)

Net increase (decrease) in net asset value from operations	.39	.91	1.14	(.55)

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.48)	(.48)	(.11)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.49)	(.48)	(.48)	(.11)

Net asset value, end of period	$ 10.84	$ 10.94	$ 10.51	$ 9.85

Total Return
Total investment return based on net asset value(c)	3.78%	8.82%	11.89%	(5.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,338	$13,614	$8,455	$1,735
Ratio to average net assets of:
Expenses, net of fee waivers	.46%	.45	%(d)	.45%	.47	%(f)
Expenses, net of fee waivers, excluding interest expense	.45%	.45	%(d)	.45%	.47	%(f)
Expenses, before fee waivers	.55%	.55	%(d)	.55%	.55	%(f)
Expenses, before fee waivers, excluding interest expense	.55%	.54	%(d)	.55%	.55	%(f)
Net investment income(a)	4.65%	4.59	%(d)	4.80%	4.98	%(f)
Portfolio turnover rate	12%	8%	9%	2%

See footnote summary on page 125.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	121

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class A
	Year Ended October 31,
	2011	2010		2009	2008	2007

Net asset value, beginning of period	$ 10.01	$ 9.69		$ 9.01	$ 9.82	$ 9.97

Income From Investment Operations
Net investment income(a)(b)	.38	.37		.38	.40	.41
Net realized and unrealized gain (loss) on investment transactions	(.04)	.32		.68	(.81)	(.15)

Net increase (decrease) in net asset value from operations	.34	.69		1.06	(.41)	.26

Less: Dividends
Dividends from net investment income	(.38)	(.37)		(.38)	(.40)	(.41)

Net asset value, end of period	$ 9.97	$ 10.01		$ 9.69	$ 9.01	$ 9.82

Total Return
Total investment return based on net asset value(c)	3.56%	7.26%		12.03%	(4.31)%	2.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$493,133	$516,566		$444,600	$368,524	$356,989
Ratio to average net assets of:
Expenses, net of fee waivers	.75%	.75	%(d)	.72%	.58%	.58%
Expenses, before fee waivers	.87%	.86	%(d)	.88%	.88%	.90%
Net investment income(a)	3.90%	3.76	%(d)	4.09%	4.17%	4.12%
Portfolio turnover rate	7%	5%		2%	10%	5%

See footnote summary on page 125.

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class B
	Year Ended October 31,
	2011	2010		2009	2008	2007

Net asset value, beginning of period	$ 10.00	$ 9.68		$ 9.00	$ 9.80	$ 9.96

Income From Investment Operations
Net investment income(a)(b)	.31	.30		.32	.33	.34
Net realized and unrealized gain (loss) on investment transactions	(.04)	.32		.68	(.79)	(.16)

Net increase (decrease) in net asset value from operations	.27	.62		1.00	(.46)	.18

Less: Dividends
Dividends from net investment income	(.31)	(.30)		(.32)	(.34)	(.34)

Net asset value, end of period	$ 9.96	$ 10.00		$ 9.68	$ 9.00	$ 9.80

Total Return
Total investment return based on net asset value(c)	2.85%	6.53%		11.28%	(4.88)%	1.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,134	$24,682		$36,520	$46,000	$74,342
Ratio to average net assets of:
Expenses, net of fee waivers	1.45%	1.45	%(d)	1.42%	1.28%	1.28%
Expenses, before fee waivers	1.59%	1.58	%(d)	1.60%	1.60%	1.61%
Net investment income(a)	3.22%	3.08	%(d)	3.43%	3.46%	3.42%
Portfolio turnover rate	7%	5%		2%	10%	5%

See footnote summary on page 125.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	123

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class C
	Year Ended October 31,
	2011	2010		2009	2008	2007

Net asset value, beginning of period	$ 10.01	$ 9.68		$ 9.01	$ 9.81	$ 9.96

Income From Investment Operations
Net investment income(a)(b)	.31	.30		.31	.33	.34
Net realized and unrealized gain (loss) on investment transactions	(.05)	.33		.68	(.79)	(.15)

Net increase (decrease) in net asset value from operations	.26	.63		.99	(.46)	.19

Less: Dividends
Dividends from net investment income	(.31)	(.30)		(.32)	(.34)	(.34)

Net asset value, end of period	$ 9.96	$ 10.01		$ 9.68	$ 9.01	$ 9.81

Total Return
Total investment return based on net asset value(c)	2.74%	6.62%		11.14%	(4.88)%	1.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$79,223	$90,789		$67,718	$49,821	$46,305
Ratio to average net assets of:
Expenses, net of fee waivers	1.45%	1.45	%(d)	1.42%	1.28%	1.28%
Expenses, before fee waivers	1.57%	1.56	%(d)	1.58%	1.58%	1.60%
Net investment income(a)	3.20%	3.05	%(d)	3.38%	3.47%	3.43%
Portfolio turnover rate	7%	5%		2%	10%	5%

See footnote summary on page 125.

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Advisor Class
	Year Ended October 31,				August 6, 2008(e) to October 31, 2008
	2011	2010		2009

Net asset value, beginning of period	$ 10.01	$ 9.69		$ 9.02	$ 9.60

Income From Investment Operations
Net investment income(a)(b)	.41	.40		.41	.08
Net realized and unrealized gain (loss) on investment transactions	(.04)	.32		.67	(.56)

Net increase (decrease) in net asset value from operations	.37	.72		1.08	(.48)

Less: Dividends
Dividends from net investment income	(.41)	(.40)		(.41)	(.10)

Net asset value, end of period	$ 9.97	$ 10.01		$ 9.69	$ 9.02

Total Return
Total investment return based on net asset value(c)	3.87%	7.58%		12.25%	(4.98)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,169	$13,028		$7,584	$4,868
Ratio to average net assets of:
Expenses, net of fee waivers	.45%	.45	%(d)	.42%	.28	%(f)
Expenses, before fee waivers	.57%	.55	%(d)	.58%	.49	%(f)
Net investment income(a)	4.21%	4.03	%(d)	4.37%	4.95	%(f)
Portfolio turnover rate	7%	5%		2%	10%

(a)	Net of fees and expenses waived/reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Commencement of operations.

(f)	Annualized.

(g)	The Adviser agreed to voluntarily reimburse an additional .02%, .03% and .05% of the Portfolio’s Class A, Class C and Advisor Class expenses, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	125

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Municipal Income Fund, Inc. and Shareholders of the National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) (comprising, respectively, the National, High Income Municipal, California and New York Portfolios; the “Portfolios”) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (the year then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010 for the High Income Municipal Portfolio), the financial highlights for each of the periods indicated therein, and the statement of cash flows for the year ended October 31, 2011 for the High Income Municipal Portfolio. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting the AllianceBernstein Municipal Income Fund, Inc. at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (the year then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010 for the High Income Municipal Portfolio), and financial highlights for each of the periods indicated therein, and the cash flows for the year ended October 31, 2011 for the High Income Municipal Portfolio, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2011

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Robert B. (Guy) Davidson III,(2) Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Wayne D. Godlin,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the High Income Municipal portfolio. Messrs. Brooks, Cohen, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the California, National and New York portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	127

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, † 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #,+ 79 (1998)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 69 (1998)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	129

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was formerly a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors), and PLX Technology. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	131

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested director” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert B. (Guy) Davidson III 50	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Douglas J. Peebles 46	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Michael G. Brooks 63	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Fred S. Cohen 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Wayne D. Godlin 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2006.

Terrance T. Hults 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	133

Management of the Fund

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without a charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

134	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Municipal Income Fund (the “Fund”) in respect of the following Portfolios (the “Portfolios”):2

California Portfolio

National Portfolio

New York Portfolio

High Income Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1	The information in the fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	135

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S.Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Schedule[5]	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	California Portfolio National Portfolio New York Portfolio

High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	High Income Municipal Portfolio

The Portfolios’ net assets on September 30, 2011 are set forth below:

Portfolio	September 30, 2011 Net Assets ($MM)
California Portfolio	$649.1
National Portfolio	$871.8
New York Portfolio	$602.2
High Income Municipal Portfolio	$543.5

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

The Portfolios’ Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to each Portfolio. Indicated below are the reimbursement amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
California Portfolio	$84,168	0.01%
National Portfolio	$94,594	0.01%
New York Portfolio	$73,615	0.01%
High Income Municipal Portfolio[6]	$65,000	0.04%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratio to the amounts set forth below for each Portfolio’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios’ fiscal year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolios, annualized for the most recent semi-annual period:7

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (4/30/11)[8]	Fiscal Year End
California Portfolio	Advisor Class A Class B Class C	0.45% 0.75% 1.45% 1.45%	0.56% 0.86% 1.58% 1.56%	October 31

National Portfolio	Advisor Class A Class B Class C	0.45% 0.75% 1.45% 1.45%	0.56% 0.86% 1.58% 1.56%	October 31

New York Portfolio	Advisor Class A Class B Class C	0.45% 0.75% 1.45% 1.45%	0.56% 0.86% 1.58% 1.57%	October 31

High Income Municipal Portfolio	Advisor Class A Class C	0.50% 0.80% 1.50%	0.66% 0.95% 1.66%	October 31

6	The Adviser waived the amount in its entirety.

7	Semi-annual total expense ratios are unaudited.

8	Annualized.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	137

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.9 With respect to the Portfolios, the Adviser

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

138	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities, but those mandates have a substantially lower risk profile (credit and interest rate risk) than that of the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several of the SCB Fund portfolios have a somewhat similar investment style as certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedules been applicable to the Portfolios based on September 30, 2011 net assets.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
California Portfolio	Short Duration California Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

	California Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

National Portfolio	Short Duration Diversified Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.443%	0.450%

	Diversified Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.500%	0.450%

New York Portfolio	Short Duration New York Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

	New York Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	139

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of each Portfolio’s Lipper Expense Group (“EG”)11 and contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
California Portfolio	0.450	0.512	1/12
National Portfolio[14]	0.450	0.472	6/17
New York Portfolio[14]	0.450	0.513	2/10
High Income Municipal Portfolio	0.500	0.544	1/10

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any advisory fee waivers or expense reimbursements made by the Adviser that effectively reduce the contractual management fee.

14	One of the Portfolio’s EG peer is excluded from the contractual management fee comparison because Lipper is unable to calculate the peer’s contractual management fee because of the gross income component in the peer’s advisory fee schedule.

140	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and the Lipper Expense Universes (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.15

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
California Portfolio	0.750	0.807	5/12	0.811	8/27
National Portfolio	0.750	0.786	3/18	0.810	12/52
New York Portfolio	0.750	0.783	4/11	0.783	8/21
High Income Municipal Portfolio	0.781	0.902	2/10	0.855	8/28

Based on this analysis, except for National Portfolio, which has a more favorable ranking on a total expense ratio basis than on a management fee basis, the Portfolios have a more favorable ranking on a management fee basis than on a total expense basis

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolios decreased during calendar year 2010, relative to 2009. The Adviser’s profitability with respect to High Income Municipal Portfolio, which commenced operations in January 2010, was negative.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	141

referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship, provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
California Portfolio	$759
National Portfolio	$666
New York Portfolio	$663
High Income Municipal Portfolio	$389,705

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
California Portfolio	$3,066,549	$21,782
National Portfolio	$3,556,146	$32,293
New York Portfolio	$2,528,487	$59,636
High Income Municipal Portfolio	$475,231	$161,457

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account

142	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	ABIS Fee
California Portfolio	$123,919
National Portfolio	$224,735
New York Portfolio	$128,610
High Income Municipal Portfolio	$13,742

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	143

AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings21 of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2011.23

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
California Portfolio
1 year	2.90	2.68	2.77	5/12	13/30
3 year	5.06	4.87	4.69	6/12	10/30
5 year	4.10	3.68	3.70	3/11	5/28
10 year	4.45	4.27	4.23	2/10	4/23

National Portfolio
1 year	3.69	2.90	2.87	3/18	7/58
3 year	5.12	5.11	5.07	9/18	24/56
5 year	4.13	3.97	3.99	7/18	21/51
10 year	4.23	4.11	4.24	8/17	24/46

New York Portfolio
1 year	3.02	2.38	2.31	1/11	2/24
3 year	4.99	4.99	4.92	6/11	10/23
5 year	4.31	4.07	4.01	3/10	5/22
10 year	4.38	4.16	4.16	3/10	7/20

High Income Municipal Portfolio
1 year	3.92	3.10	3.44	3/10	9/33

21	The performance returns and rankings of the Portfolios are for the Portfolios’ Class A shares. It should be noted that performance returns of the Portfolios were provided by Lipper.

22	A Portfolio’s PG/PU may not necessarily be identical to its respective EG/EU, as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

144	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolios (in bold)24 versus their benchmarks.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending July 31, 2011 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
California Portfolio	2.90	4.98	4.04	4.43	6.15	5.28	0.45	10
Barclays Capital Municipal Bond Index	3.24	5.81	4.90	4.94	2.36	4.65	0.61	10
Inception Date: December 29, 1986
National Portfolio	3.69	5.02	4.08	4.20	6.02	4.77	0.45	10
Barclays Capital Municipal Bond Index	3.24	5.81	4.90	4.94	2.36	4.65	0.61	10
Inception Date: December 29, 1986
New York Portfolio	3.02	4.91	4.26	4.36	5.84	4.40	0.52	10
Barclays Capital Municipal Bond Index	3.24	5.81	4.90	4.94	2.36	4.65	0.61	10
Inception Date: December 29, 1986
High Income Municipal Portfolio	3.92	N/A	N/A	N/A	6.59	8.43	0.46	1
Barclays Capital Municipal Bond Index	3.24	N/A	N/A	N/A	4.90	0.76	0.64	1
Inception Date: January 26, 2010

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

25	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2011.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	145

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

146	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	147

AllianceBernstein Family of Funds

NOTES

148	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105 800.221.5672

MI-0151-1011

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
California Portfolio	2010	$31,290	$—	$11,924
	2011	$32,500	$295	$12,467
National Portfolio	2010	$31,290	$—	$11,924
	2011	$32,500	$295	$12,467
New York Portfolio	2010	$31,290	$—	$11,924
	2011	$31,290	$295	$12,466
High Income	2010	$23,468	$—	$11,089
	2011	$32,500	$295	$12,467

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
California Portfolio	2010	$704,104	$139,639
			$(127,715)
			$(11,924)

	2011	$688,428	$12,762
			$(295)
			$(12,467)

National Portfolio	2010	$704,104	$139,639
			$(127,715)
			$(11,924)
	2011	$688,428	$12,762
			$(295)
			$(12,467)

New York Portfolio	2010	$704,104	$139,639
			$(127,715)
			$(11,924)

	2011	$688,427	$12,761
			$(295)
			$(12,466)

High Income	2010	$703,269	$138,804
			$(127,715)
			$(11,089)

	2011	$688,428	$12,762
			$(295)
			$(12,467)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 22, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 22, 2011